[Cover]

GALAXY
VIP FUND

[Picture of two businessmen standing and talking near large columns]

GALAXY VARIABLE ANNUITY REPORT

SEMI-ANNUAL
REPORT

FOR THE PERIOD ENDED
JUNE 30, 1998

CHAIRMAN'S
MESSAGE FOR THE
GALAXY VIP FUND

Dear Variable Annuity Policyholder:

         The following Semi-Annual Report for The Galaxy VIP Fund covers the six months ended June 30, 1998. The report includes a Market Overview that describes the economic and market changes that occurred during this period and how those changes may have affected your returns. Following the Market Overview, you will find individual Portfolio Reviews that describe how your Fund assets were managed in this climate.

         To help you diversify your investments more fully, we have added four portfolios during the period. These include the Growth and Income Fund and the Small Company Growth Fund, which are managed by Fleet Investment Advisors Inc. ("Fleet"), and the Columbia Real Estate Equity Fund II, and the Columbia High Yield Fund II, which are managed by Columbia Management Company ("Columbia"), a Fleet affiliate. Columbia has managed mutual fund accounts for more than 30 years. The firm takes a team approach to investing, identifying attractive market sectors and themes using a "top-down" analysis of current economic conditions. We believe the addition of these new funds will broaden both the management styles and investment objectives available to you.

         In the past six months, stocks and bonds continued to break new ground. With gains in the first and second quarters of 1998, stocks have advanced for 14 consecutive quarters. Over the last three and a half years, the Standard & Poor's 500 Index of stocks has earned a cumulative total return of 165.36%. This translates to an average annual return of 32.16%, versus the average annual return of 18.56% stocks have earned over the past 10 years. In the bond market, a tug-of war between strong growth and low inflation kept prices in a narrow range. However, the yield for 30-year Treasury bonds hit its lowest level since the bonds were introduced in 1977.

         In this exceptional investment environment, the time-tested portfolio strategies of diversification and rebalancing can help preserve the gains you have earned and reduce future market risk. By dividing your portfolio among different asset classes, you may significantly reduce fluctuations in your returns. Today, with stock valuations reaching new highs, many investors are diversifying into bond funds in an attempt to buffer their portfolios from market volatility. Your investment professional can help you choose a diversification strategy that suits your particular financial goals.

         If you have long-term diversification strategies, this may be a good time to check your asset allocations. Recent market changes, especially for stocks, may have shifted your portfolio away from your original allocation. Many investment professionals recommend rebalancing a portfolio yearly to keep up with changing values. In today's rapidly moving market, you may want to rebalance more frequently. Your investment professional can help restore your portfolio to the allocations that match your long-term goals.

         If you would like more information about any of the Galaxy VIP Funds, or you have questions about this report, please call the Galaxy Service Center at 1-800-628-0414.

Sincerely,

/s/ Dwight E. Vicks, Jr.
---------------------------------

Dwight E. Vicks, Jr.
Chairman of the Board of Trustees
The Galaxy VIP Fund

[sidebar text]

Mutual Funds:

o are not bank
  deposits
o are not FDIC
  insured
o are not obliga-
  tions of Fleet
  Bank
o are not guaran-
  teed by Fleet
  Bank
o are subject to
  investment risks
  including possible
  loss of principal
  amount invested

[end sidebar text]

-----------------------------

This report relates to the Sub-Accounts of American Skandia Life Assurance Corporation Variable Account E. The underlying mutual fund portfolios in which the Sub-Accounts invest include the following portfolios of The Galaxy VIP Fund:
The Galaxy VIP Fund Money Market, Equity, Growth and Income, Small Company Growth, Columbia Real Estate Equity Fund II, Asset Allocation, High Quality Bond and Columbia High Yield Fund II portfolios. This report relates to The Galaxy VIP Fund only.

MARKET OVERVIEW

GALAXY VIP FUNDS
PERFORMANCE
AT-A-GLANCE

Average Annual Returns
as of June 30, 1998

[BAR CHARTS]

Money Market Fund
Inception Date 2/2/93

6 Months*     1 Year     3 Years     5 Year      Life of Fund
  2.60%       5.19%       5.07%      4.66%          4.54%

Equity Fund
Inception Date 1/11/93

6 Months*      1 Year     3 Years    5 Year     Life of Fund
  11.19%       20.58%      23.49%    18.81%        16.98%

Growth and Income Fund
Inception Date 3/4/98

               Life of Fund
                  0.36%

Small Company Growth Fund
Inception Date 4/17/98

              Life of Fund
                 -6.08%

Columbia Real Estate Equity Fund II
Inception Date 3/3/98

              Life of Fund
                 -0.93%

Asset Allocation Fund
Inception Date 2/6/93

6 Months*      1 Year     3 Years      5 Year      Life of Fund
   9.12%       17.58%      17.93%      14.42%         13.62%

High Quality Bond Fund
Inception Date 1/21/93

6 Months*      1 Year      3 Years      5 Year      Life of Fund
   4.26%       11.18%        7.54%       6.68%          6.71%

Columbia High Yield Fund II
Inception Date 3/3/98

               Life of Fund
                   3.01%

[END BAR CHARTS]

*Not Annualized

MARKET OVERVIEW

By Fleet Investment Advisors Inc.

     Economic growth remained solid in the first six months of 1998, but inflation continued to fall. This allowed the Federal Reserve (the "Fed") to leave interest rates unchanged. With continued strength in corporate earnings, stock prices rose sharply in the first quarter of the year and continued to advance in the second. This left the Standard & Poor's Composite Stock Index (the "S&P 500 Index") with a total return of 17.71% for the six months ended June 30, 1998. Bond prices traded in a relatively narrow range, producing a modest gain in a falling rate environment. During that time the Lehman Brothers Government/Corporate Bond Index had a total return of 4.17%. After stabilizing early in the period, the economic crisis in Asia deepened. This increased expectations for slower U.S. economic growth and intensified the "flight to quality" started by U.S. and foreign investors in 1997. By emphasizing quality investments throughout their portfolios, the Galaxy VIP Funds earned returns that were competitive with other funds tracked by Lipper Analytical Services that have similar investment objectives. (These comparisons are available on pages 4 through 11 of this report.)

Positive Fundamentals

     At the end of 1997, the gross domestic product ("GDP"), which measures the production of U.S. goods and services, increased at an annual rate of 3.7%. The rate of inflation at that time was 1.9%. In the first quarter of 1998, GDP growth improved to 5.5%. This was one of the best rates in the past 15 years and may have been due partly to a flood of cash from abroad, and partly to lower import prices. Although employment continued to tighten -- putting upward pressure on wages -- competitive pricing, productivity gains and falling oil prices helped inflation edge even lower. By the end of the first quarter, the rate of inflation was 1.4%, its lowest level since 1986.

     In the first weeks of 1998, a worsening of Asia's economic problems raised expectations for a cut in interest rates and boosted demand for U.S. Treasury securities. This drove bond prices high enough to give 30-year Treasuries a yield of 5.69% -- an all-time low. Although stock prices corrected on concerns that reduced trade with Asia would slow U.S. growth, investors were soon heartened by the intervention of the International Monetary Fund and its attempt to stabilize Asian economies. With strong consumer confidence and healthy economic fundamentals, demand for stocks surged. At the same time, corporate consolidations and stock buyback programs continued to trim stock supplies. Stock prices soon rebounded to break new highs by the middle of March.

     What was good news for stocks depressed prices for bonds - as investors feared the Fed might have to raise interest rates to keep the economy from overheating. As bond prices fell, the yield for long-term Treasury bonds moved back over 6%. Soon, however, it was clear that Asia's problems were much worse than analysts first thought and included a recession in Japan. Meanwhile, U.S. companies reported a slowdown in profit growth for the first quarter, for the lowest gain since 1991. This, plus plans for reduced sales of Treasury

MARKET OVERVIEW

GALAXY VIP FUNDS
PRODUCT PERFORMANCE
AT-A-GLANCE

Average Annual Returns
as of June 30, 1998
Variable Account E
Inception 1/8/93

[BAR CHARTS]

Money Market Fund

6 Months*      1 Year      3 Years     5 Years      Life of Account
  2.24%        4.53%         4.46%      4.07%            3.94%

Equity Fund

6 Months*      1 Year      3 Years     5 Years       Life of Account
  10.89%       19.91%       22.79%     18.15%          16.33%

Asset Allocation Fund

6 Months*      1 Year      3 Years     5 Years       Life of Account
   8.83%       16.94%       17.27%     13.79%            12.99%

High Quality Bond Fund

6 Months*     1 Year       3 Years     5 Years       Life of Account
   3.97%      10.57%         6.94%      6.09%             6.12%

[END BAR CHARTS]

*Not Annualized

bonds due to a projected budget surplus, sent bond prices higher. During June, long-term Treasury yields hit another all-time low of 5.58%. Stock prices corrected, but managed a solid gain for late in the second quarter.

Focus on Quality

     With ongoing economic uncertainty, investors preferred stocks of companies with reliable earnings. Even though valuations for large-company shares were much higher than those for small-company stocks, large-company issues continued to outperform. The same flight to quality and liquidity favored Treasury securities over corporate bonds.

     In this environment, we continued to take profits in stocks that had performed well and to look for attractive opportunities in other issues that arose at times of market weakness. We remained focused on stocks of quality firms, emphasizing larger companies with proven earnings.

     In the bond portfolios, we traded investments in corporate issues for Treasury securities and focused corporate investments on higher-quality debt. By extending the maturities of Treasury investments, we captured additional income and price appreciation when bonds rallied.

Slower Growth Increasingly Likely

     The recent developments in Asia indicate that Asia's problems may take years to resolve and do more harm to U.S. trade and growth. Although inflation may edge upward with further pressure from wages, slower growth in the second half of 1998 seems increasingly likely. While this should help keep inflation in check, slower growth will probably bring additional disappointments in earnings. Because stock valuations remain higher than ever, we believe that such disappointments could prompt a significant market correction in coming months. Given the exceptional returns stocks have earned for more than three years, we think stock returns for 1998 will probably be near or below historic norms. Over time, however, the solid foundations of the U.S. economy should help stocks make further gains.

     In the interim, volatility in stock prices and low inflation should draw investors to the historically attractive returns of bonds. With slower growth, the Fed is unlikely to raise interest rates and may even cut rates to stimulate the economy. This, plus strong demand, could help bond prices rally further. For the most part, however, we expect the fixed-income market to continue trading in a narrow range -- vacillating between higher yields when investors focus on economic strength and lower yields when investors see disinflationary pressures from the economic problems abroad.

These results reflect the experience of the sub-accounts of Variable Account E of American Skandia Life Assurance Corporation and include all management fees and expenses and insurance costs and accordingly will be different from the performance of the corresponding Galaxy VIP Fund. The Variable Account E sub-accounts purchase shares of The Galaxy VIP Fund. The sub-accounts are GAL Money Market, GAL Equity, GAL Asset Allocation, and GAL High Quality Bond. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Advisor and the Administrator are presently waiving fees for the Galaxy VIP Money Market Fund and the Galaxy VIP Columbia High Yield Fund II. Without such waivers, performance would be lower. An investment in the Galaxy VIP Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Galaxy VIP Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO REVIEWS

GALAXY VIP MONEY MARKET FUND

Portfolio Manager
Karen M. Arneil

[Photo: Karen M. Arneil]
Karen M. Arneil

     The Galaxy VIP Money Market Fund seeks as high a level of current income consistent with liquidity and stability of principal.

     Short-term yields remained in a narrow range during the first half of 1998. Within that range, however, there were often yield fluctuations and changes in spreads between yields of different instruments. By watching for these opportunities, we helped the Fund earn a total return of 2.60% for the six months ended June 30, 1998. This compares with a total return of 2.42% for the average money market fund tracked by Lipper Analytical Services.

Keeping it Short

     In the final months of 1997, before the period began, we bought investments that matured in the early months of 1998. This enabled us to take advantage of year-end technical pressures that sent yields higher. By the time these issues matured, expectations for a cut in short-term rates had pushed yields lower. Because we wanted to remain flexible for any increase in yields that might occur, and because the yield curve for commercial paper was relatively flat, we focused on investments with shorter maturities. Where we could, we enhanced yield through individual investment opportunities. With persistent problems in Asia causing further turbulence in other foreign economies, we focused primarily on domestic securities.

     In the second quarter of 1998, the yield curve flattened further. This was due largely to a tug-of-war between stronger growth and expectations for higher rates on the one hand, and the chance that growth would slow and rates would fall on the other. With even less advantage for adding longer maturities, we remained focused on shorter investments. As the trouble in Asia continued to worsen, we maintained our emphasis on domestically issued securities.

     Throughout the period we staggered the maturity dates of Fund holdings to provide upside potential if the Fed should raise interest rates. On June 30, 1998, the Fund had an average maturity of 33 days, an SEC 7-day effective yield of 5.17%, and an SEC 30-day effective yield of 5.15%.

Lower Yields Possible

     These strategies should continue to serve the Fund in months to come. In the near-term, while economic growth remains strong with a flat yield curve, we expect to stay focused on shorter maturities. It appears increasingly likely, however, that the Asian crisis will eventually slow U.S. growth and keep inflation and interest rates low.

     If we anticipate growth will slow enough for the Fed to cut rates, we will begin to invest in longer maturities. In the meantime, we will continue to look for high-quality investments with good value.

Karen M. Arneil has managed the Galaxy VIP Money Market Fund since September 1996. She has managed money market investments since 1993.

[PIE CHART]

Galaxy VIP
Money Market Fund

Distribution of Total Net Assets
as of June 30, 1998

Commercial Paper              75%
U.S. Agency Obligations       25%

[END PIE CHART]

[MOUNTAIN CHART]

Galaxy VIP Money Market Fund

7-Day Average Yields

4.8%                        5.3%
July 1, 1997                June 30, 1998

[END MOUNTAIN CHART]

An investment in the Galaxy VIP Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Galaxy VIP Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO REVIEWS

GALAXY VIP EQUITY FUND

Portfolio Manager
Harold A. Mackinney, Jr.

[Photo: Harold A. Mackinney, Jr.]
Harold A. Mackinney, Jr.

     The Galaxy VIP Equity Fund seeks long-term growth by investing in stocks of companies that Fleet Investment Advisors believes have the potential for above-average earnings.

     With investors increasingly concerned about earnings in recent months, and stock valuations higher than ever, we continued to choose stocks with good earnings prospects and reasonable prices. As a result, the Fund earned strong returns from many of its investments. Although we kept large cash reserves as a buffer against a possible price correction, which caused the Fund to underperform its benchmarks, the Fund earned a strong return by historic market standards.

     For the six months ended June 30, 1998, the Fund had a total return of 11.19%. That compares with returns of 17.71% for the S&P 500 Index and 15.11% for the average growth fund tracked by Lipper Analytical Services. The equities portion of the Fund had a total return of 14.7% during this time.

Drug, Technology, and Banking Shares Lead

         Throughout the period the Fund enjoyed outstanding performances from investments in drug, technology, and banking shares -- as well as from individual issues that represented large positions in the Fund. Drug companies benefited from a strong pipeline of new products, a focus on domestic sales, and an ability to grow earnings even if economic growth slows. Banks benefited from the low interest rates and further industry consolidation. Shares of technology firms, though volatile, benefited from the long-term growth potential of their industry.

     These positive contributions offset disappointing returns from energy stocks, hurt by sharp declines in oil prices, and from stocks whose sales rely on the economies of Asia.

     During the period we used times of market weakness to add shares whose prices had become particularly attractive. Many of these stocks were energy issues -- as well as shares of firms in capital goods, automotive, transportation, and other "cyclical" industries. After technology stocks were hit by Asian concerns in the first quarter of 1998, we found attractive investments in that sector.

A Peak in Earnings

     Historically, the price-to-earnings ("p/e") ratios for stocks have peaked when earnings were bottoming. Today, however, p/e ratios are at all-time highs, as earnings seem to be peaking. With an uncertain economic future for Asia, and an apparent slowing in European growth, U.S. growth and earnings may soon seriously disappoint investors. If this happens, we think stocks could experience a significant market correction in the second half of the year. Longer term, we believe strong U.S. fundamentals like low inflation and interest rates will spur additional earnings growth and further stock gains.

     As a result, we expect to keep large cash reserves that we can put to work as individual investment opportunities or broader market weakness occurs. As always we will look for stocks whose specific valuations can make them solid long-term investments.

Harold A. Mackinney, Jr. has managed the Galaxy VIP Equity Fund since its inception in 1993.

[PIE CHART]

Galaxy VIP
Equity Fund

Distribution of Total Net Assets
as of June 30, 1998

Energy                         6%

U.S. Agency Obligation        25%

Technology                    19%

Consumer Staples              18%

Consumer Cyclical             11%

Finance                       10%

Other Common Stocks            7%

Transportation                 4%

[END PIE CHART]

Galaxy VIP Equity Fund
Growth of $10,000 investment*

[MOUNTAIN CHART]

                              <insert plot points>

                                    Inception        6/30/98
S&P 500 Index                       $10,000          $32,592
Galaxy VIP Equity Fund              $10,000          $23,571

[END MOUNTAIN CHART]

* Since the Fund's inception on 1/11/93. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEWS

GALAXY VIP GROWTH AND INCOME FUND
Portfolio Manager
Gregory M. Miller

[Photo: Gregory M. Miller]
Gregory M. Miller

      The Galaxy VIP Growth and Income Fund seeks a high total return through long-term capital appreciation and current income. The Fund invests in a diversified portfolio consisting primarily of common stocks selected through traditional research techniques. The Fund's modest income orientation is intended to both enhance returns and dampen share-price volatility.

      Between its inception on March 4, 1998 and the end of the reporting period on June 30, 1998,the Fund earned a total return of 0.36%. For the same period, the S&P 500 Index had a return of 8.61%, and the average growth and income fund tracked by Lipper Analytical Services had a return of 4.74%.

Looking for Value

      As we launched the Fund, the stock price advance of the last three years was still intact. To make the most of an increasingly expensive market, we looked for shares whose prices offered good value. All too soon, however, the economic problems in Asia deepened. The reduction in trade between Asia and the U.S. that resulted was particularly harmful to stocks of basic materials and capital goods firms. At the same time, lower oil prices damaged returns for energy stocks. Although the Fund's investments in these sectors caused it to lag its market benchmarks in the recent period, we believe the attractive valuations of these sectors should contribute positively to returns over time. The Fund also has sizable investments in consumer firms, which should benefit from strong consumer demand.

Attention to Quality, Diversification

      Although stock valuations remain at record highs, we think equity investors with diversified portfolios will be rewarded over time. We have built a well-diversified portfolio of high-quality names that we expect to perform well over the next year or two. In the health care sector, which is a large part of the portfolio, we hold shares of broad-based firms whose earnings should be consistent even if the economy slows. Should new market weakness create opportunities in financial issues, we may add shares in that sector -- where we are now slightly underweighted. We believe financial stocks should continue to perform well in a low interest rate environment.

Gregory M. Miller became manager of the Galaxy VIP Growth and Income Fund in July 1998. He has managed equity portfolios since 1989.

GALAXY VIP SMALL COMPANY GROWTH FUND
Portfolio Manager
Stephen D. Barbaro

      The Galaxy VIP Small Company Growth Fund seeks to provide capital appreciation by investing primarily in the securities of companies with market capitalizations of $750 million or less.

      In the several months since the Fund's inception, economic uncertainty has caused stocks of small companies to significantly underperform large-cap shares. This was particularly true of small-cap growth stocks, where the Fund focuses its investments. The small-cap sector was also hurt by sharp losses from technology stocks whose earnings are tied to the economies of Asia.

[PIE CHART]

Galaxy VIP Growth
and Income Fund

Distribution of Total Net Assets
as of June 30, 1998

Other Common Stocks & Convertible Preferred Stocks          26%

Consumer Staples                                            18%

Finance                                                     17%

Technology                                                  12%

Capital Goods & Construction                                 9%

Consumer Cyclical                                            9%

U.S. Agency Obligations & Net Other Assets & Liabilities     9%

[END PIE CHART]

[PIE CHART]

Galaxy VIP Small
Company Growth Fund

Distribution of Total Net Assets
as of June 30, 1998

Technology                                                  30%

U.S. Agency Obligations & Net Other Assets & Liabilities    19%

Consumer Cyclical                                           16%

Consumer Staples                                            14%

Other Common Stocks                                         14%

Capital Goods & Construction                                 7%

[END PIE CHART]

PORTFOLIO REVIEWS

[Photo: Stephen D. Barbaro]
Stephen D. Barbaro

      These factors combined to produce a total return of -6.08% between the Fund's inception on April 17, 1998 and the end of the reporting period on June 30, 1998. Over the same time, small-company growth funds tracked by Lipper Analytical Services had an average return of -4.92% and the Russell 2000 Index had a return of -5.19%.

Building the Portfolio

      In building the Fund's portfolio, we looked for stocks with good potential for earnings growth and reasonable prices. As much as possible, we emphasized domestically focused companies whose earnings would not be damaged by the trouble in Asia. Although the small-cap sector as a whole underperformed during the period, many individual issues we bought earned healthy returns. This was especially true of certain positions in the transportation and consumer sectors.

      During times of market weakness we looked for opportunities to add high-quality investments in the consumer and technology sectors. Within the technology sector we focused our purchases on information-service firms.

Focus on Quality, Value

      We think the Fund is well positioned to withstand further market volatility and take advantage of a reversal in small-cap fortunes when it occurs. If U.S. growth slows, as we expect, prices for stocks of all capitalizations could face significant corrections. Once growth picks up again, and investors become more confident about earnings, the more reasonable valuations of small-cap growth stocks could help them outperform. We think the Fund should benefit in both environments from emphasizing high-quality companies with good growth potential and attractive share prices.

Stephen D. Barbaro has managed the Galaxy VIP Small Company Equity Fund since its inception in April 1998. He has managed small company portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1977.

GALAXY VIP COLUMBIA
REAL ESTATE EQUITY FUND II

Portfolio Manager
David W. Jellison

      The Galaxy VIP Columbia Real Estate Equity Fund II seeks capital appreciation and above-average current income. The Fund invests primarily in the equity securities of real estate companies, including real estate investment trusts (REITs).

      From the Fund's inception on March 3, 1998 through June 30, 1998, the Fund had a total return of -0.93%. That compares to a return of -2.88% for the National Association of Real Estate Investment Trusts (NAREIT) Index and a return of -2.91% for the average real estate stock fund tracked by Lipper Analytical Services over the same time period.

Peak of Cycle Concerns Hurt REITs

      REITs lagged the broader equity market in the first half of 1998. As acquisitions become increasingly expensive, and new development threatened the balance of real estate supply and demand, investors became concerned that the industry's recent strong earnings growth could slow sharply. During the reporting period, performance in the REIT market was led by the more defensive retail sector, where strong consumer spending bolstered fundamentals. The high-growth office and lodging sectors lagged

[PIE CHART]

Galaxy VIP Columbia Real Estate
Equity Fund II

Distribution of Total Net Assets
as of June 30, 1998

Real Estate Investment Trust                                88%

Real Estate                                                  6%

U.S. Government Obligations & Net Other Assets               5%

Investment Company                                           1%

[END PIE CHART]
                                       7

PORTFOLIO REVIEWS

[Photo: David W. Jellison]
David W. Jellison

during the period -- evidence of investors' concerns about potential overbuilding or rising vacancy rates for these businesses.

      The Fund benefited from a below-market weighting in lodging REITs and an above-market weighting in industrial REITs, which outperformed the broader REIT market. Throughout the period, however, we maintained a sizable weighting in the office sector, believing that the positive prospects for internal growth and industry consolidation remain intact. Changes in asset allocation within the portfolio included a modest increase in industrial REITs, offset by a decline in office holdings. We also increased our emphasis in larger, high-quality companies.

Attractive Valuations

      We believe that the current valuations for REITs reflect an overdiscounting by investors anticipating slower industry growth. Many REITs, in fact, are now trading at or below the underlying value of the real estate they own. We believe that these valuations are attractive and, along with rising dividend growth rates, may provide the opportunity for better performance in the months ahead.

      Going forward, our focus will center on companies that can improve earnings even as the real estate cycle matures. With this in mind, we will seek companies whose managements have demonstrated the ability to sustain healthy internal growth, while adding value through selective development activity.

David W. Jellison has managed the Galaxy VIP Columbia Real Estate Equity Fund II since its inception in March 1998. A vice president with Columbia Management Company, he has served as a financial analyst and portfolio manager there since 1992.

GALAXY VIP ASSET ALLOCATION FUND

Portfolio Manager
Donald Jones

     The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both current income that is greater than the income for popular stock market averages, and long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond and short-term obligations.

     Because stock prices remained very expensive by historic measures, we continued to hold large investments in bonds and cash over the past six months. Strong yields from bond investments, plus solid performances by health care stocks, helped the Fund earn a total return of 9.12% for the six months ended June 30, 1998. That compares to a return of 10.13% for the average flexible portfolio fund tracked by Lipper Analytical Services and a return of 17.71% for the S&P 500 Index, which tracks the performance of stocks only.

Drug Stocks Lead

     When stocks rallied in the first part of the year, the Fund enjoyed exceptional returns from holdings in pharmaceutical firms and other large companies. These returns offset disappointing performances from energy stocks, which were hurt by falling oil prices, and certain technology shares. We used large additions of new cash -- and profits from stocks that became over-

[PIE CHART]

Galaxy VIP Asset
Allocation Fund

Distribution of Total Net Assets
as of June 30, 1998

Common Stocks                                               47%

U.S. Government & Agency Obligations                        28%

Corporate Notes and Bonds                                   24%

Asset-Backed and Mortgage-Backed Securities                  1%

[END PIE CHART]
                                       8

PORTFOLIO REVIEWS

[Photo: Donald Jones]
Donald Jones

[MOUNTAIN CHART]

Galaxy VIP Asset
Allocation Fund
Growth of $10,000 investment*

                                            Inception         6/30/98
S&P 500 Index                               $10,000           $32,272
Galaxy VIP Asset Allocation Fund            $10,000           $19,816

[END MOUNTAIN CHART]

* Since the Fund's inception on 2/6/93. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Fund.

valued -- to increase shares of existing positions and introduce new names in the technology, drug and banking sectors.

     Drug stocks continued to outperform in the second quarter, along with some of the Fund's technology stocks. Other technology stocks continued to suffer, as did energy shares. With new cash that came into the Fund, we further increased investments in the drug and technology sectors.

     During the period we maintained the Fund's 40% position in bonds that we had built in 1997. We increased the portion of high-grade corporate bonds, whose prices and yields became more appealing as investors worried that slower growth might curb corporate earnings. We further enhanced the Fund's yield with investments in asset-backed and mortgage-backed securities. Prices for mortgage-backed securities became attractive as investors appeared to over-react to the high levels of home loan pre-payments that were encouraged by low interest rates.

Preparing for Slower Growth

     Believing that growth is likely to slow in the months ahead, we are taking several steps to protect Fund returns. On the stock side, we continue to take profits in shares that we believe are overvalued. In coming months we may begin to trim holdings in the drug and technology areas, where returns have been especially strong. As in the first half of 1998, we will continue to de-emphasize stocks whose fortunes depend on trade with Asia or strong U.S. growth. We plan to keep about 25% of the equity portfolio in cash to take advantage of new opportunities that a market correction might bring.

     On the fixed-income side, bonds will continue to represent about 40% of Fund assets. Bonds should benefit if growth slows, and inflation remains low -- especially if the Fed must cut interest rates to stimulate growth. As in the stock portfolio, we expect to focus on corporate bonds in economically defensive sectors with strong balance sheets and good potential for earnings growth.

Donald Jones has managed the Galaxy VIP Asset Allocation Fund since its inception in 1993. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1988.

GALAXY VIP
HIGH QUALITY BOND FUND

Portfolio Manager
Marie M. Schofield

     The Galaxy VIP High Quality Bond Fund seeks a high level of current income consistent with prudent risk of capital. The Fund invests primarily in U.S. government securities and corporate issues rated in the three highest rating categories by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Rating Group.

[PIE CHART]

Galaxy VIP High
Quality Bond Fund

Distribution of Total Net Assets
as of June 30, 1998

U.S. Government and Agency Obligations                      52%

Corporate Notes & Bonds                                     39%

Asset-Backed and Mortgage-Backed Securities                  8%

Net Other Assets & Liabilities                               1%

[END PIE CHART]

PORTFOLIO REVIEWS

[Photo: Marie M. Schofield]
Marie M. Schofield

     During the past six months the Fund maintained its "active duration discipline." This strategy is based on the real (inflation-adjusted) yields for U.S. Treasury securities. Historically, a real yield of 4% or more for long-term Treasuries has represented an attractive opportunity to lock in high-quality returns with longer-term issues, while a real yield below 3.5% has offered less value and suggested a shortening of maturities. With inflation below 2% in recent months, long-term Treasuries have been attractive when yields have ranged between 5.75% and 6.0%. By adding longer-term issues at these times -- and buying Treasuries, which outperformed -- we helped the Fund earn a total return of 4.26% for the six months ended June 30, 1998. That compares to returns of 4.17% for the Lehman Brothers Government/Corporate Bond Index and 3.78% for average A-rated corporate bond fund tracked by Lipper Analytical Services. On June 30, 1998, the Fund had a 30-day SEC yield of 5.58%.

Going Long

     When the reporting period began, the average duration of investments in the Fund was about one-quarter year longer than the average duration of the Lehman Government/Corporate Bank Index. This gave the Fund extra income and price appreciation as bond yields fell in January. When long-term Treasury yields topped 6% in April, we added more long-term investments -- putting the Fund's average duration about one-half year longer than that of its benchmark. This strategy proved quite helpful in May and June, when gains for long-term bonds were particularly strong.

     The mix of Fund investments also enhanced returns. At the end of 1997, with the ongoing economic uncertainty that resulted from trouble in Asia, we had trimmed investments in longer-term corporate bonds and focused on shorter-term corporates of high credit quality. This let us increase investments in long-term Treasuries -- which we expected to benefit from an apparent federal budget surplus that should reduce Treasury supplies. These strategies helped the Fund take better advantage of the outperformance by Treasuries in the months that followed. We offset the extra price risk for long-term issues by adding short-term Treasuries.

     When corporate prices became more attractive in January and February, we traded financial issues for debt of telecommunications, utility, and consumer firms. In the second quarter of 1998, we traded asset-backed securities for issues in the financial sector -- which we felt would be less vulnerable to Asia's problems.

     With mortgage interest rates at their lowest levels in years, sustaining a high level of home-loan prepayments, we reduced mortgage-backed securities to less than 10% of Fund assets and restructured that part of the portfolio. To limit prepayment risk, we gave greater attention to seasoned securities and lower-coupon issues.

Investing for Slower Growth

     This investment mix and duration strategy should continue to serve the Fund in coming months. If inflation and interest rates remain low, long-term issues could still outperform. If growth slows, Treasuries would probably continue to outperform corporate bonds -- especially corporates of lower credit quality.

     Because the yield curve has flattened substantially, we may focus future Treasury investments on intermediate-term issues. Should a further decline in interest rates sustain a high level of home-loan prepayments, we may make additional cuts in mortgage-backed securities.

Marie M. Schofield became manager of the Galaxy VIP High Quality Bond Fund in March of 1996. She has managed fixed-income assets since 1975.

[MOUNTAIN CHART]

Galaxy VIP High
Quality Bond Fund
Growth of $10,000 investment*

                                                     Inception         6/30/98
Lehman Brothers Government/Corporate Bond Index      $10,000           $14,226
Galaxy VIP High Quality Bond Fund                    $10,000           $14,238

[END MOUNTAIN CHART]

* Since the Fund's inception on 1/21/93. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of U.S. Treasury obligations and the debt of U.S. Government agencies as well as all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, SEC-registered corporate debt. Results for the Lehman Brothers Government/Corporate Bond Index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEWS

GALAXY VIP COLUMBIA
HIGH YIELD FUND II

Portfolio Manager
Jeffrey L. Rippey

[Photo: Jeffrey L. Rippey]
Jeffrey L. Rippey

      The Galaxy VIP Columbia High Yield Bond Fund II seeks high current income with a secondary objective of capital appreciation. The Fund invests primarily in high-yielding corporate bonds rated BB or lower by Standard & Poor's or Ba or lower by Moody's Investors Service, Inc. ("junk bonds"), with no more than 10% of its assets in bonds rated below B.

      After a strong first quarter, high-yield bonds struggled a bit in the second quarter, as investors became increasingly concerned about the impact of the Asian crisis on U.S. economic growth and corporate earnings. In addition, high-yield bonds were negatively impacted by the large supply of new deals brought to market during the second quarter. This environment prompted a flight to quality within the high-yield market and an increase in the demand for junk bonds with higher credit ratings. This benefited Fund performance, due to the fact that our investment strategy focuses on higher-rated issues.

      From the Fund's inception on March 3, 1998 through June 30, 1998, the Fund had a total return of 3.01%. That compares to returns of 2.69% for the Lehman Brothers Aggregate Bond Index and 1.66% for the average high-yield bond fund tracked by Lipper Analytical Services. On June 30, the Fund had a 30-day SEC yield of 6.29%.

Investment Opportunities

      When news of the Asian crisis first broke in late 1997, prices for all corporate bonds, including high-yield debt, fell relative to Treasuries. The high-yield market outperformed the broader fixed-income market early in the new year, as the turmoil in Asia seemed to stabilize. Once investors realized that Asia's troubles would take longer to correct than first expected, however, a flight to quality ensued, and investors bought Treasuries as a safe haven. This caused prices for corporate bonds, especially high-yield issues, to trade more cheaply than Treasuries and represented a buying opportunity for many high-yield investors.

      As corporate prices fluctuated during the period, we found attractive investment opportunities in several new issues. Early in 1998, we purchased holdings in the aerospace sector. We believe the long-term prospects for the aerospace industry are favorable, as the aging of airline fleets around the world and an increase in airline travel boost demand for new aircraft and parts. We also purchased positions in the cable industry based on several positive developments. Many cable companies are paying down their debt, clustering their systems, and upgrading the quality and capacity of plants and equipment -- while also adding new services.

      In the second quarter, we purchased bonds issued by a large movie exhibitor with a strong competitive position. We also increased holdings in two large hospital operators that should benefit from an aging population. In addition, we purchased bonds issued by an office-products distributor and an equipment-rental firm.

Outlook

      Despite the expected slowdown in economic growth, the supply of new high-yield bonds should remain robust. With little concern about a recession, however, we believe that high-yield bonds will perform reasonably well in the near term. In addition to a reduced risk of default, there is increasing demand for high-yield bonds among both retail and institutional investors.

Jeffery L. Rippey has managed the Galaxy VIP Columbia High Yield Fund II since its inception in March 1998. A vice president of Columbia Management Company, Mr. Rippey has managed fixed income portfolios since 1981.

[PIE CHART]

Galaxy VIP Columbia
High Yield Fund II

Distribution of Total Net Assets
as of June 30, 1998

Corporate Notes and Bonds                                   96%
Investment Companies & Net Other Assets & Liabilities        2%
U.S. Government Obligations                                  2%

[END PIE CHART]

                                 GALAXY VIP FUND
                                   INFORMATION

                               THE GALAXY VIP FUND

                                    TRUSTEES
                                  AND OFFICERS

                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                                Vice President &
                               Assistant Treasurer

                               INVESTMENT ADVISORS

                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                              Boston, Massachusetts
                                   02109-1810

                             Columbia Management Co.
                             1300 S.W. Sixth Avenue
                                   PO Box 1350
                             Portland, OR 97207-1350

                                   DISTRIBUTOR

                                   First Data
                               Distributors, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

                                  ADMINISTRATOR

                               First Data Investor
                              Services Group, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108


This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund and for American Skandia Life Assurance Corporation Variable Account E, which contain more information concerning investment policies, fees and expenses and other pertinent information. Read the prospectuses carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., Columbia Management Co., or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.

                                 [Recycle Logo]

                   This report was printed on recycled paper.

THE GALAXY
VIP FUND

Money Market Fund
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                                                   Value
   Par Value                                                                      (Note 2)
   ---------                                                                      --------
COMMERCIAL PAPER (A) - 75.43%

                     Finance - 42.14%

$    700,000         American Express Credit Corp.
                     5.49%, 09/24/98 ........................................   $     690,926
     700,000         Associates Corp. of North America
                     5.49%, 08/03/98 ........................................         696,477
     650,000         Caterpillar Financial Services Corp.
                     5.35%, 07/14/98 ........................................         648,744
     700,000         Diageo Capital, Plc
                     5.49%, 07/09/98 (B) ....................................         699,146
     700,000         Ford Motor Credit Co.
                     5.50%, 07/28/98 ........................................         697,112
     700,000         General Electric Capital Corp.
                     5.49%, 08/24/98 ........................................         694,236
     700,000         General Re Corp.
                     5.50%, 08/14/98 ........................................         695,294
     700,000         PACCAR Financial Corp.
                     5.50%, 09/04/98 ........................................         693,049
     700,000         Shell Finance UK, Plc
                     5.50%, 07/20/98 ........................................         697,968
     700,000         USAA Capital Corp.
                     5.48%, 07/10/98 ........................................         699,041
                                                                                -------------
                                                                                    6,911,993
                                                                                -------------
                     Consumer Staples - 12.74%

     700,000         Coca-Cola Co.
                     5.46%, 07/30/98 ........................................         696,921
     700,000         Gillette Co.
                     5.47%, 08/24/98 (B) ....................................         694,256
     700,000         Procter & Gamble Co.
                     5.48%, 07/17/98 ........................................         698,295
                                                                                -------------
                                                                                    2,089,472
                                                                                -------------
                     Industrial - 8.10%

     650,000         Emerson Electric Co.
                     5.55%, 08/06/98 ........................................         646,393
     685,000         Minnesota Mining & Manufacturing Co.
                     5.48%, 07/22/98 ........................................         682,810
                                                                                -------------
                                                                                    1,329,203
                                                                                -------------
                     Technology - 4.26%

     700,000         Lucent Technologies, Inc.
                     5.50%, 07/13/98 ........................................         698,717
                                                                                -------------
                     Energy - 4.23%

     700,000         Amoco Corp.
                     5.47%, 08/25/98 ........................................         694,150
                                                                                -------------
                                                                                    Value
   Par Value                                                                      (Note 2)
   ---------                                                                      --------
                     Consumer Cyclical - 3.96%

$    650,000         Disney (Walt) Co.
                     5.46%, 07/07/98 ........................................   $     649,409
                                                                                -------------
                     Total Commercial Paper .................................      12,372,944
                     (Cost $12,372,944)                                         -------------

U.S. AGENCY OBLIGATIONS - 24.69%

                     Federal Home Loan
                     Mortgage Corporation (A) - 13.98%

   1,295,000         5.85%, 07/01/98 ........................................       1,295,000
   1,000,000         5.41%, 07/17/98 ........................................         997,596
                                                                                -------------
                                                                                    2,292,596
                                                                                -------------
                     Federal National
                     Mortgage Corporation - 10.71%

     767,000         5.47%, 09/22/98 (A) ....................................         757,327
   1,000,000         5.37%, 08/12/98 ........................................         999,706
                                                                                -------------
                                                                                    1,757,033
                                                                                -------------
                     Total U.S. Agency Obligations ..........................       4,049,629
                     (Cost $4,049,629)                                          -------------

Total Investments - 100.12% .................................................      16,422,573
(Cost $16,422,573)                                                              -------------

Net Other Assets and Liabilities - (0.12)% ..................................         (20,104)
                                                                                -------------
Net Assets - 100.00% ........................................................   $  16,402,469
                                                                                =============

---------------------------------------
(A) Discount yield at time of purchase.
(B) Securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, these securities amounted to $1,393,402 or 8.50% of net assets.

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Equity Fund
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                                                     Value
   Shares                                                                           (Note 2)
   ------                                                                           --------
COMMON STOCKS - 75.63%
                     Technology - 19.33%

       8,000         AMP, Inc. ..............................................   $     275,000
      42,000         Applied Materials, Inc.* ...............................       1,239,000
      24,000         Automatic Data Processing, Inc. ........................       1,749,000
      31,000         Boeing Co. .............................................       1,381,438
      30,000         Corning, Inc. ..........................................       1,042,500
      18,000         General Electric .......................................       1,638,000
      20,000         Hewlett-Packard Co. ....................................       1,197,500
      38,000         Intel Corp. ............................................       2,816,750
      28,000         Microsoft Corp.* .......................................       3,034,500
      16,000         Motorola, Inc. .........................................         841,000
      30,000         Thermo Electron Corp. ..................................       1,025,625
                                                                                -------------
                                                                                   16,240,313
                                                                                -------------
                     Consumer Staples - 18.09%

      12,000         Anheuser-Busch Cos., Inc. ..............................         566,250
      20,000         Bristol-Myers Squibb Co. ...............................       2,298,750
      28,000         Gillette Co. ...........................................       1,587,250
      18,000         Johnson & Johnson ......................................       1,327,500
      14,000         Merck & Co., Inc. ......................................       1,872,500
      42,000         PepsiCo, Inc. ..........................................       1,729,875
      22,000         Pfizer, Inc. ...........................................       2,391,125
      14,000         Procter & Gamble Co. ...................................       1,274,875
      20,000         Sara Lee Corp. .........................................       1,118,750
      40,000         Sysco Corp. ............................................       1,025,000
                                                                                -------------
                                                                                   15,191,875
                                                                                -------------
                     Consumer Cyclical - 10.85%

      10,000         Armstrong World Industries, Inc. .......................         673,750
      42,000         Dayton-Hudson Corp. ....................................       2,037,000
      10,000         Disney (Walt) Co. ......................................       1,050,625
      25,000         Home Depot, Inc. .......................................       2,076,563
      30,000         McDonald's Corp. .......................................       2,070,000
       8,900         Republic Services, Inc. ................................         213,600
      30,000         Sherwin-Williams Co. ...................................         993,750
                                                                                -------------
                                                                                    9,115,288
                                                                                -------------
                     Finance - 9.86%

      15,000         American International Group, Inc. .....................       2,190,000
      16,000         Crestar Financial Corp. ................................         873,000
      30,000         Fannie Mae .............................................       1,822,500
      50,000         Hibernia Corp., Class A ................................       1,009,375
      10,000         NationsBank Corp. ......................................         765,000
      20,000         SunTrust Banks, Inc. ...................................       1,626,250
                                                                                -------------
                                                                                    8,286,125
                                                                                -------------
                                                                                     Value
   Shares                                                                           (Note 2)
   ------                                                                           --------
                     Energy - 6.58%

      20,000         Amoco Corp. ............................................   $     832,500
      11,000         Atlantic Richfield Co. .................................         859,375
      16,000         Exxon Corp. ............................................       1,141,000
      33,000         Halliburton Co. ........................................       1,470,562
      16,000         Mobil Corp. ............................................       1,226,000
                                                                                -------------
                                                                                    5,529,437
                                                                                -------------
                     Transportation - 4.29%

      22,000         AMR Corp*. .............................................       1,831,500
      30,000         Ford Motor Co. .........................................       1,770,000
                                                                                -------------
                                                                                    3,601,500
                                                                                -------------
                     Capital Goods - 3.90%

      32,000         Caterpillar, Inc. ......................................       1,692,000
      30,000         Deere & Co. ............................................       1,586,250
                                                                                -------------
                                                                                    3,278,250
                                                                                -------------
                     Basic Materials - 2.73%

      27,000         Consolidated Papers, Inc. ..............................         735,750
      10,000         Dow Chemical Co. .......................................         966,875
      10,000         Georgia-Pacific Co. ....................................         589,375
                                                                                -------------
                                                                                    2,292,000
                                                                                -------------
                     Total Common Stocks.....................................      63,534,788
                     (Cost $31,197,304)                                         -------------
   Par Value
   ---------
U.S. AGENCY OBLIGATION (A) - 25.08%

                      Federal Home Loan
                      Mortgage Corporation - 25.08%

$  21,064,000         5.85%, 07/01/98 .......................................      21,064,000
                                                                                -------------
                      Total U.S. Agency Obligation ..........................      21,064,000
                      (Cost $21,064,000)                                        -------------

Total Investments - 100.71% .................................................      84,598,788
(Cost $52,261,304)                                                              -------------

Net Other Assets and Liabilities - (0.71)% ..................................        (598,834)
                                                                                -------------
Net Assets - 100.00% ........................................................   $  83,999,954
                                                                                =============

--------------------------------------------------------------------------------
*      Non-income producing security.
(A)    Discount yield at time of purchase.

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Growth and Income Fund
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                                                  Value
   Shares                                                                       (Note 2)
   ------                                                                       --------
COMMON STOCKS - 89.65%

                  Consumer Staples - 18.17%

      800         American Home Products Corp. ..............................   $ 41,400
      700         Anheuser-Busch Cos., Inc. .................................     33,031
      500         Becton Dickinson & Co. ....................................     38,813
    1,300         Elan Corp. Plc, ADR* ......................................     83,606
    1,400         Forest Laboratories, Inc.* ................................     50,050
    2,400         Genzyme Corp.* ............................................     61,350
      850         Hannaford Brothers Co. ....................................     37,400
    1,100         Humana, Inc.* .............................................     34,306
      900         International Flavors &
                  Fragrances, Inc. ..........................................     39,094
      450         Johnson & Johnson Co. .....................................     33,188
      250         Merck & Co., Inc. .........................................     33,438
    1,100         PepsiCo, Inc. .............................................     45,306
      270         Pfizer, Inc. ..............................................     29,346
      850         Pharmacia & Upjohn, Inc. ..................................     39,206
    1,400         Stryker Corp.* ............................................     53,725
      700         United HealthCare Corp. ...................................     44,450
                                                                                --------
                                                                                 697,709
                                                                                --------
                  Finance - 17.09%

    1,100         Banc One Corp. ............................................     61,394
      500         Chase Manhattan Corp. .....................................     37,750
      450         Chubb Corp. ...............................................     36,169
      700         Countrywide Credit Industries, Inc. .......................     35,525
      150         General Re Corp. ..........................................     38,025
      300         Hartford Financial Services Group, Inc. ...................     34,312
      450         Lincoln National Corp. ....................................     41,119
      400         Morgan (J.P.) & Co. .......................................     46,850
      800         NationsBank Corp. .........................................     61,200
    1,597         Standard & Poor's Depository Receipts .....................    180,960
      850         Travelers Group, Inc. .....................................     51,531
       85         Wells Fargo & Co. .........................................     31,365
                                                                                --------
                                                                                 656,200
                                                                                --------
                  Technology - 11.91%

      850         AMP, Inc. .................................................     29,219
      650         Avnet, Inc. ...............................................     35,547
      420         Cisco Systems, Inc.* ......................................     38,666
    1,400         Compaq Computer Corp. .....................................     39,725
      600         Computer Sciences Corp.* ..................................     38,400
    1,300         Electronic Data Systems Corp. .............................     52,000
    1,000         Harris Corp. ..............................................     44,687
      850         Hewlett-Packard Co. .......................................     50,894
      420         International Business Machines Corp. .....................     48,221
      800         Motorola, Inc. ............................................     42,050
      650         Texas Instruments, Inc. ...................................     37,903
                                                                                --------
                                                                                 457,312
                                                                                --------
                                                                                  Value
   Shares                                                                       (Note 2)
   ------                                                                       --------
                  Capital Goods and Construction - 9.24%

      700         Boeing Co. ................................................   $ 31,194
      800         Dresser Industries, Inc. ..................................     35,250
      700         Emerson Electric Co. ......................................     42,219
      300         General Electric Co. ......................................     27,300
      500         Honeywell, Inc. ...........................................     41,781
      800         Hubbell, Inc., Class A ....................................     34,900
    1,600         Thermo Electron Corp.* ....................................     54,700
    2,000         U.S. Filter Corp.* ........................................     56,132
      900         Waste Management, Inc. ....................................     31,500
                                                                                --------
                                                                                 354,976
                                                                                --------
                  Consumer Cyclical - 9.11%

      850         Dun & Bradstreet Corp.* ...................................     30,705
      450         Eastman Kodak Co. .........................................     32,877
    1,400         Lowe's Cos., Inc. .........................................     56,788
      700         McDonald's Corp. ..........................................     48,300
    2,000         Office Depot, Inc.* .......................................     63,125
      500         Penny (J.C.) Co., Inc. ....................................     36,156
    1,400         Sherwin-Williams Co. ......................................     46,375
    1,500         Toys `R' Us, Inc.* ........................................     35,344
                                                                                --------
                                                                                 349,670
                                                                                --------
                  Basic Materials - 8.01%

      850         Crown Cork & Seal, Inc. ...................................     40,375
      900         Goodrich (B.F.) Co. .......................................     44,663
    1,100         Lubrizol Corp. ............................................     33,275
      550         Minnesota Mining &
                  Manufacturing Co. .........................................     45,203
    1,400         Morton International, Inc. ................................     35,000
    1,600         Pall Corp. ................................................     32,800
      800         Praxair, Inc. .............................................     37,450
    1,100         Sigma Aldrich Corp. .......................................     38,638
                                                                                --------
                                                                                 307,404
                                                                                --------
                  Energy - 7.45%

    1,000         Amoco Corp. ...............................................     41,625
      450         Atlantic Richfield Co. ....................................     35,156
    1,650         Baker Hughes, Inc. ........................................     57,028
      700         Kerr-McGee Corp. ..........................................     40,513
      700         Mobil Corp. ...............................................     53,638
      850         Schlumberger, Ltd. ........................................     58,066
                                                                                --------
                                                                                 286,026
                                                                                --------

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Growth and Income Fund
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                                                 Value
   Shares                                                                       (Note 2)
   ------                                                                       --------
                  Utilities - 5.93%

    1,100         AT&T Corp. ................................................   $   62,838
      900         Century Telephone Enterprises, Inc. .......................       41,287
      650         GTE Corp. .................................................       36,156
      850         SBC Communications, Inc. ..................................       34,000
    1,100         WorldCom, Inc.* ...........................................       53,281
                                                                                ----------
                                                                                   227,562
                                                                                ----------
                  Transportation - 2.74%

      350         British Airways Plc, ADR ..................................       37,647
      330         Burlington Northern Santa Fe Corp. ........................       32,402
      800         Union Pacific Corp. .......................................       35,300
                                                                                ----------
                                                                                   105,349
                                                                                ----------
                  Total Common Stocks .......................................    3,442,208
                  (Cost $3,464,703)                                             ----------

CONVERTIBLE PREFERRED STOCK - 1.18%

      600         Loral Space and
                  Communications. Ltd., 6.00% (B) ...........................       45,300
                                                                                ----------
                  Total Convertible Preferred Stock .........................       45,300
                  (Cost $45,968)                                                ----------
                                                                                  Value
 Par Value                                                                       (Note 2)
 ---------                                                                      --------
U.S. AGENCY OBLIGATION (A) - 15.03%

                   Federal Home Loan Mortgage Corporation

$  577,000         5.98%, 07/01/98 ..........................................   $  577,000
                                                                                ----------
                   Total U.S. Agency Obligation .............................      577,000
                   (Cost $577,000)                                              ----------

Total Investments - 105.86% .................................................    4,064,508
(Cost $4,087,671)                                                               ----------

Net Other Assets and Liabilities - (5.86)% ..................................     (224,992)
                                                                                ----------
Net Assets - 100.00% ........................................................   $3,839,516
                                                                                ==========

------------------------------------
*      Non-income producing security.
(A)    Discount yield at time of purchase.
(B) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, this security amounted to $45,300, or 1.18% of net assets.
ADR    American Depositary Receipt

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Small Company Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                                                 Value
   Shares                                                                       (Note 2)
   ------                                                                       --------

COMMON STOCKS - 80.71%

                  Technology - 30.31%

      150         ABR Information Services, Inc.* ...........................   $3,562
       60         Altron, Inc.* .............................................      773
       60         Arbor Software Corp.* .....................................    1,886
      110         Asesco Corp.* .............................................      447
       50         Aspen Technology Inc.* ....................................    2,525
       20         Asyst Technologies, Inc.* .................................      253
       40         Best Software, Inc.* ......................................      845
       80         Black Box Corp.* ..........................................    2,655
      120         California Microwave, Inc.* ...............................    2,100
      200         CerProbe Corp.* ...........................................    2,625
       80         Cognex Corp.* .............................................    1,480
      120         Cognicase, Inc.* ..........................................    1,785
      120         Coherent Communication
                  Systems Corp.* ............................................    5,617
      100         Concord Communications, Inc.* .............................    2,556
      200         Condor Technology Solutions, Inc.* ........................    2,950
      140         Cree Research, Inc.* ......................................    2,100
      210         Daou Systems, Inc.* .......................................    4,804
      150         Deltek Systems, Inc.* .....................................    3,675
      160         Excel Technologies, Inc.* .................................    1,420
       90         Extended Systems, Inc.* ...................................      608
       90         FactSet Research Systems, Inc.* ...........................    2,925
      120         Forrester Research, Inc.* .................................    4,770
      150         Global Imaging Systems, Inc.* .............................    2,100
      120         Great Plains Software, Inc.* ..............................    4,065
      160         Harmonic Lightwaves, Inc.* ................................    2,460
      120         Helix Technology Corp. ....................................    1,800
      260         H.T.E., Inc.* .............................................    3,510
      170         IDT Corp.* ................................................    5,110
      120         Information Management
                  Resources, Inc.* ..........................................    4,058
       90         Inso Corp.* ...............................................    1,232
       50         JDA Software Group, Inc. * ................................    2,187
      160         Kent Electronics Corp.* ...................................    2,930
       20         Komag, Inc.* ..............................................      107
       80         Legato Systems, Inc.* .....................................    3,120
      210         Lightbridge, Inc.* ........................................    1,785
      160         Macromedia, Inc.* .........................................    2,990
      190         Made2Manage Systems, Inc.* ................................    2,209
       80         May & Speh, Inc.* .........................................    1,590
      160         Mecon, Inc.* ..............................................    1,660
      190         Melita International Corp.* ...............................    2,993
       30         Mercury Interactive Corp.* ................................    1,339
       10         Merix Corp.* ..............................................       99
      180         META Group, Inc.* .........................................    3,983
       80         Natural MicroSystems Corp.* ...............................    1,280
      200         Norstan, Inc.* ............................................    5,013
      180         Ortel Corp.* ..............................................    2,790
      140         Pervasive Software, Inc.* .................................    1,452
      160         PhoneTel Technologies, Inc.* ..............................      400
      130         Powerwave Technologies, Inc.* .............................    2,178
       90         PRI Automation, Inc.* .....................................    1,536
       50         Prism Solutions, Inc.* ....................................      225
      160         Quad Systems Corp.* .......................................      405
       70         RadiSys Corp.* ............................................    1,505
       80         Renaissance Worldwide, Inc.* ..............................    1,740
                                                                                  Value
   Shares                                                                       (Note 2)
   ------                                                                       --------
                  Technology (continued)

      210         RF Power Products, Inc.* ..................................   $    604
      110         Richey Electronics, Inc.* .................................        859
       75         Saville Systems Ireland Plc, ADR* .........................      3,759
      140         SeaMED Corp.* .............................................      2,485
      160         Secure Computing Corp.* ...................................      1,580
      170         SEEC, Inc.* ...............................................      1,848
        1         Siebel Systems, Inc.* .....................................         22
      140         SIPEX Corp.* ..............................................      3,010
      190         SmarTalk TeleServices, Inc.* ..............................      2,767
      110         SpeedFam International, Inc.* .............................      2,028
      160         SPR, Inc.* ................................................      4,980
      150         SPSS, Inc.* ...............................................      3,487
      170         Standard Microsystems Corp.* ..............................      1,498
      100         STAR Telecommunications, Inc.* ............................      2,237
      160         STB Systems, Inc.* ........................................      2,000
       90         Tekelec* ..................................................      4,026
      160         Template Software, Inc. ...................................      1,760
      240         Tier Technologies, Inc.* ..................................      4,275
      160         Timberline Software Corp.* ................................      3,770
       80         Total Control Products, Inc.* .............................        710
      170         TSI International Software, Ltd.* .........................      3,889
      140         Unitrode Corp.* ...........................................      1,610
       10         Vantive Corp.* ............................................        205
       50         Veeco Instruments, Inc.* ..................................      1,244
       50         Visio Corp.* ..............................................      2,387
       40         Voice Control Systems, Inc.* ..............................        130
      160         Whittman-Hart, Inc.* ......................................      7,740
      100         World Access, Inc.* .......................................      3,000
       80         YieldUP International Corp.* ..............................        420
      200         Zygo Corp.* ...............................................      2,962
                                                                                 -------
                                                                                 193,504
                                                                                 -------
                  Consumer Cyclical - 15.82%

       80         Aftermarket Technology Corp.* .............................      1,500
       80         Ambassadors International, Inc.* ..........................      2,425
       50         American Coin Merchandising, Inc.* ........................        987
      100         Applied Graphics Technologies, Inc.* ......................      4,575
      190         Barbeques Galore, Ltd., ADR* ..............................      1,520
      120         Barnett, Inc.* ............................................      2,430
      140         Brass Eagle, Inc.* ........................................      2,152
       80         Carey International, Inc.* ................................      2,240
       60         Carriage Services, Inc.* ..................................      1,508
       20         Coldwater Creek, Inc.* ....................................        550
       40         Data Processing Resources Corp.* ..........................      1,243
      120         Dura Automotive Systems, Inc.* ............................      3,855
       70         Equity Marketing, Inc.* ...................................      1,479
      240         Funco, Inc. * .............................................      3,390
      150         Group Maintenance America Corp.* ..........................      2,700
      110         Hall Kinion & Associates, Inc.* ...........................        736
      190         ILX Resorts, Inc.* ........................................      1,116
      170         Jones Intercable, Inc. Class A* ...........................      4,250
      230         Just For Feet, Inc.* ......................................      6,555
      130         Keystone Automotive Industries, Inc.* .....................      3,006
      150         Kroll-O'Gara Co.* .........................................      3,206
      100         Lamalie Associates, Inc.* .................................      1,838
      150         Lifeline Systems, Inc.* ...................................      2,775
      210         Lo-Jack Corp.* ............................................      2,612

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Small Company Growth Fund
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                                                  Value
   Shares                                                                        (Note 2)
   ------                                                                        --------

                  Consumer Cyclical (continued)

      100         Metamor Worldwide, Inc.* ..................................   $  3,519
       70         Papa John's International, Inc.* ..........................      2,761
      100         Pegasus Systems, Inc.* ....................................      2,562
       60         Penske Motorsports, Inc.* .................................      1,751
      320         Players International, Inc.* ..............................      1,590
       90         Pre Paid Legal Services, Inc. .............................      2,841
      230         Rentrak Corp.* ............................................      1,287
       90         Rural/ Metro Corp.* .......................................      1,170
      170         Safety First, Inc.* .......................................      1,147
       80         Showbiz Pizza Time, Inc.* .................................      3,225
       90         Silverleaf Resorts, Inc.* .................................      1,373
      110         Source Information Management Co.* ........................        681
      140         SRS Labs, Inc.* ...........................................        831
      200         Stein Mart, Inc.* .........................................      2,700
      360         The First Years, Inc.* ....................................      6,840
       60         The Men's Wearhouse, Inc.* ................................      1,980
      120         Travis Boats & Motors, Inc.* ..............................      2,940
      175         West Marine, Inc.* ........................................      3,150
                                                                                --------
                                                                                 100,996
                                                                                --------
                  Consumer Staples - 13.71%

      150         Anesta Corp.* .............................................      2,166
      220         ASI Solutions, Inc.* ......................................      1,760
       60         Balance Bar Co.* ..........................................        863
      130         Brookdale Living Communities, Inc.* .......................      3,331
      190         Casey's General Stores, Inc. ..............................      3,147
       90         Coast Dental Services, Inc.* ..............................      1,271
      160         Cytyc Corp.* ..............................................      2,610
       80         Digene Corp.* .............................................        780
       20         Endocardial Solutions, Inc.* ..............................      1,575
      210         EndoSonics Corp.* .........................................      1,260
      230         FirstService Corp.* .......................................      2,932
       80         Geltex Pharmaceuticals, Inc.* .............................      1,490
      210         Hanger Orthopedic Group, Inc.* ............................      4,279
      100         Horizon Health Corp.* .....................................      1,750
      225         King Pharmaceuticals, Inc.* ...............................      3,150
       80         Market Facts, Inc.* .......................................      1,740
      210         Merge Technologies, Inc.* .................................        853
      110         National Surgery Centers, Inc.* ...........................      3,197
      260         Nature's Sunshine Products, Inc. ..........................      5,866
       80         NCS Healthcare, Inc., Class A* ............................      2,280
      160         NeoPath, Inc.* ............................................      1,150
      200         On Assignment, Inc.* ......................................      6,988
      230         OncorMed, Inc.* ...........................................        690
       59         PMR Corp.* ................................................        594
       80         Patterson Dental Co.* .....................................      2,930
       30         Penederm, Inc.* ...........................................        600
      200         PharMerica, Inc.* .........................................      2,412
      100         Physician Reliance Network, Inc.* .........................      1,144
      410         Physicians' Specialty Corp.* ..............................      3,536
       40         Renal Care Group, Inc.* ...................................      1,762
      200         Romac International, Inc.* ................................      6,075
      240         Sheridan Healthcare, Inc.* ................................      2,850
      100         StaffMark, Inc.* ..........................................      3,662
       80         Thomas Group, Inc.* .......................................        850

                                                                                 Value
   Shares                                                                       (Note 2)
   ------                                                                       --------

                  Consumer Staples (continued)

      170         Urologix, Inc.* ...........................................   $  1,445
      230         Weider Nutrition International, Inc. ......................      3,910
       10         Whole Foods Market, Inc.* .................................        605
                                                                                 -------
                                                                                  87,503
                                                                                 -------
                  Capital Goods and Construction - 6.57%

      120         AFC Cable Systems, Inc.* ..................................      4,260
      190         Armor Holdings, Inc.* .....................................      2,185
       40         Aviation Sales Co.* .......................................      1,585
      110         Cuno, Inc.* ...............................................      2,379
       40         Firearms Training Systems, Inc.* ..........................        100
      140         Halter Marine Group, Inc.* ................................      2,109
      120         Hexcel Corp.* .............................................      2,715
      180         Motivepower Industries, Inc.* .............................      4,410
      160         MSC Industrial Co., Class A* ..............................      4,560
      200         Newpark Resources, Inc.* ..................................      2,225
      130         OmniQuip International, Inc. ..............................      2,405
      270         PCD, Inc.* ................................................      4,624
      160         Recycling Industries, Inc.* ...............................        940
      160         Shaw Group, Inc.* .........................................      4,160
      130         Wilmar Industries, Inc.* ..................................      3,315
                                                                                 -------
                                                                                  41,972
                                                                                 -------
                  Energy - 4.21%

       90         Abraxas Petroleum Corp.* ..................................        821
      345         Bellwether Exploration Co.* ...............................      2,695
      160         Cabot Oil & Gas Corp.* ....................................      3,200
      300         Coho Energy, Inc.* ........................................      2,025
      170         Comstock Resources, Inc.* .................................      1,264
      240         Dawson Production Services, Inc.* .........................      3,600
      120         Domain Energy Corp.* ......................................      1,440
      120         KCS Energy, Inc.* .........................................      1,373
      130         Magnum Hunter Resources, Inc.* ............................        829
       80         Nuevo Energy Co.* .........................................      2,570
      120         Offshore Logistics, Inc.* .................................      2,130
      140         Pride International, Inc.* ................................      2,371
      160         Swift Energy Co.* .........................................      2,550
                                                                                 -------
                                                                                  26,868
                                                                                 -------
                  Transportation - 3.22%

      170         Aaron Rents, Inc. .........................................      3,273
       80         AirNet Systems, Inc.* .....................................      1,290
       20         Alaska Air Group, Inc.* ...................................      1,091
       90         Atlas Air, Inc.* ..........................................      3,043
      285         Dynamex, Inc.* ............................................      3,456
      100         Eagle USA Airfreight, Inc.* ...............................      3,469
       90         Midwest Express Holdings, Inc. ............................      3,257
      100         U.S. Xpress Enterprises, Inc.* ............................      1,675
                                                                                 -------
                                                                                  20,554
                                                                                 -------

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Small Company Growth Fund
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                                                 Value
       Shares                                                                   (Note 2)
       ------                                                                   --------
                      Utilities - 2.47%

           80         CoreComm, Inc.* .......................................   $  2,100
          150         Davel Communication Corp.* ............................      3,656
          160         Metrocall, Inc.* ......................................        970
           20         Pacific Gateway Exchange, Inc.* .......................        801
          220         SkyTel Communications, Inc.* ..........................      5,149
          120         Tollgrade Communications, Inc.* .......................      3,090
                                                                                 -------
                                                                                  15,766
                                                                                 -------
                      Basic Materials - 2.23%

          270         AMCOL International Corp. .............................      3,257
          140         Dunn Computer Corp.* ..................................      1,155
           70         G&K Services, Inc. ....................................      3,054
          330         Meridian Resource Corp.* ..............................      2,331
           70         OM Group, Inc.* .......................................      2,888
          240         U.S. Home & Garden, Inc.* .............................      1,545
                                                                                 -------
                                                                                  14,230
                                                                                 -------
                      Finance - 2.17%

          230         BankAtlantic Bancorp, Inc., Class A ...................      2,717
          190         Credit Acceptance Corp.* ..............................      1,615
           80         Enhance Financial Services Group, Inc. ................      2,700
          110         HCC Insurance Holdings, Inc.* .........................      2,420
            6         Horizon Group Properties, Inc.* .......................         40
           10         Meadowbrook Insurance Group, Inc. .....................        272
          120         Prime Retail, Inc., REIT ..............................      1,432
           90         Riggs National Corp. ..................................      2,630
                                                                                 -------
                                                                                  13,826
                                                                                 -------
                      Total Common Stocks ...................................    515,219
                      (Cost $534,003)                                            -------

                                                                                   Value
    Par Value                                                                    (Note 2)
    ---------                                                                    --------

U.S. AGENCY OBLIGATION (A) - 19.89%

                      Federal Home Loan
                      Mortgage Corporation

$     127,000         5.98%, 07/01/98 .......................................   $127,000
                                                                                --------
                      Total U.S. Agency Obligation ..........................    127,000
                      (Cost $127,000)                                           --------

Total Investments - 100.60% .................................................    642,219
(Cost $661,003)                                                                 --------

Net Other Assets and Liabilities - (0.60)% ..................................     (3,850)
                                                                                --------
Net Assets - 100.00% ........................................................   $638,369
                                                                                ========

----------------------------------
*    Non-income producing security.
(A)  Discount yield at time of purchase.
ADR  American Depositary Receipt
REIT Real Estate Investment Trust

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Columbia Real Estate Equity Fund II
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                                                 Value
    Shares                                                                      (Note 2)
    ------                                                                      --------

COMMON STOCKS - 94.38%

                  Real Estate Investment Trust - 88.40%

      600         Alexandria Real Estate Equities ...........................   $ 17,962
      900         Apartment Investment &
                  Management Co. ............................................     35,550
      407         Avalon Bay Communities, Inc. ..............................     15,376
      500         Boston Proerties, Inc .....................................     17,250
    1,100         Cabot Industrial Trust ....................................     23,788
      600         Colonial Properties Trust .................................     18,600
      800         Duke Realty Investments, Inc. .............................     18,950
    1,100         Equity Office Properties Trust ............................     31,213
      300         Equity Residential Properties Trust .......................     14,231
      200         Excel Legacy Corp.* .......................................        874
      900         Excel Realty Trust, Inc. ..................................     26,044
      600         First Industrial Realty Trust .............................     19,050
      500         General Growth Properties .................................     18,688
      300         Kimco Realty Corp. ........................................     12,300
      700         Liberty Property Trust ....................................     17,894
      700         Mack-Cali Realty Corp. ....................................     24,063
      600         Manufactured Home
                  Communities, Inc. .........................................     14,475
      500         Pan Pacific Retail Properties, Inc. .......................     10,188
      500         Prentiss Properties Trust .................................     12,156
      800         Public Storage, Inc. ......................................     22,400
      600         Reckson Associates Realty Corp. ...........................     14,175
      700         Security Capital Industrial Trust .........................     17,500
    1,000         Security Capital Pacific Trust ............................     22,500
      500         Shurgard Storage Centers, Inc. ............................     13,875
      800         Simon DeBartolo Group, Inc. ...............................     26,000
      500         Spieker Properties, Inc. ..................................     19,374
      100         Starwood Hotels & Resorts .................................      4,831
      300         The Macerich Co. ..........................................      8,793
      500         TriNet Corporate Realty Trust, Inc. .......................     17,000
      600         Vornado Realty Trust ......................................     23,812
                                                                                --------
                                                                                 538,912
                                                                                --------
                  Real Estate - 5.98%

    1,000         Catellus Development Corp. * ..............................     17,689
       40         Reckson Service Industries * ..............................        132
      700         Security Capital Group, Inc. * ............................     18,638
                                                                                --------
                                                                                  36,459
                                                                                --------
                  Total Common Stocks .......................................    575,371
                  (Cost $582,279)                                               --------
                                                                                  Value
Par Value                                                                       (Note 2)
---------                                                                       --------
U.S. GOVERNMENT OBLIGATION (A) - 18.04%

                   U.S. Treasury Bill - 18.04%
$  110,000         4.65%, 07/02/98 ..........................................   $109,986
                                                                                --------
                   Total U.S. Government Obligation .........................    109,986
                   (Cost $109,986)                                              --------
  Shares
  ------
INVESTMENT COMPANY - 0.88%

     5,334         Vista U.S. Government
                   Money Market .............................................      5,334
                                                                                --------
                   Total Investment Company .................................      5,334
                   (Cost $5,334)                                                --------

Total Investments - 113.30% .................................................    690,691
(Cost $697,599)                                                                 --------

Net Other Assets and Liabilities - (13.30)% .................................    (81,102)
                                                                                --------
Net Assets - 100.00% ........................................................   $609,589
                                                                                ========

-------------------------------------
*      Non-income producing security.
(A)    Discount yield at time of purchase.

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Asset Allocation
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                                                Value
    Shares                                                                     (Note 2)
    ------                                                                     --------
COMMON STOCKS - 46.43%

                   Consumer Staples - 11.35%

     8,000         Becton, Dickinson & Co. ..................................   $  621,000
    10,000         Bestfoods ................................................      580,625
    16,000         Coca-Cola Entrerprises, Inc. .............................      628,000
     6,000         Elan Corp., ADR ..........................................      385,875
     8,000         Forest Labs, Inc. ........................................      286,000
    14,000         Genzyme Corp. ............................................      357,875
     8,000         Gillette Co. .............................................      453,500
     9,000         Lilly (Eli) & Co. ........................................      594,562
     6,000         Merck & Co. Inc. .........................................      802,500
    14,000         PepsiCo, Inc. ............................................      576,625
     7,000         Pfizer, Inc. .............................................      760,812
     5,000         Procter & Gamble Co. .....................................      455,312
     9,000         Warner-Lambert Co. .......................................      624,375
                                                                                 ---------
                                                                                 7,127,061
                                                                                 ---------
                   Finance - 8.23%

     5,000         American International Group, Inc. .......................      730,000
     5,000         Associates First Capital Corp. ...........................      384,375
     3,000         BankBoston Corp. .........................................      333,750
     4,000         Chase Manhattan Corp. ....................................      302,000
    10,000         Fannie Mae ...............................................      607,500
    10,000         First Union Corp. ........................................      582,500
     5,000         Hartford Financial Services Group, Inc. ..................      571,875
    13,000         Norwest Corp. ............................................      485,875
     6,000         SunAmerica, Inc. .........................................      344,625
    10,500         Washington Mutual, Inc. ..................................      456,094
     1,000         Wells Fargo & Co. ........................................      369,000
                                                                                 ---------
                                                                                 5,167,594
                                                                                 ---------
                   Technology - 7.87%

     6,000         Automatic Data Processing, Inc ...........................      437,250
     8,000         Boston Scientific Corp.* .................................      573,000
    11,000         Cisco Systems, Inc.* .....................................    1,012,687
    13,000         Compaq Computer Corp. ....................................      368,875
     9,000         EMC Corp.* ...............................................      403,312
     8,000         Hewlett-Packard Co. ......................................      479,000
     9,000         Intel Corp. ..............................................      667,125
     6,500         Motorola, Inc. ...........................................      341,656
     6,500         Xerox Corp. ..............................................      660,563
                                                                                 ---------
                                                                                 4,943,468
                                                                                 ---------
                   Capital Goods and Construction - 4.01%

    13,000         Boeing Co. ...............................................      579,313
     5,000         Dresser Industries, Inc. .................................      220,312
     6,000         General Electric Co. .....................................      546,000
    12,000         Thermo Electron Corp.* ...................................      410,250
    14,000         US Filter Corp.* .........................................      392,875
     4,000         United Technologies Corp. ................................      370,000
                                                                                 ---------
                                                                                 2,518,750
                                                                                 ---------
                                                                                   Value
    Shares                                                                       (Note 2)
    ------                                                                       --------
                   Consumer Cyclical - 3.77%

    12,000         Home Depot, Inc. .........................................   $   996,750
     5,400         McDonald's Corp. .........................................       372,600
    19,000         Sherwin-Williams, Co. ....................................       629,375
     9,000         Walgreen Co. .............................................       371,813
                                                                                 ----------
                                                                                  2,370,538
                                                                                 ----------
                   Energy - 3.70%

     4,000         Baker Hughes, Inc. .......................................       138,250
     6,500         Enron Corp. ..............................................       351,406
     6,000         Halliburton Co. ..........................................       267,375
     8,000         Mobil Corp. ..............................................       613,000
     9,000         Noble Affiliates, Inc. ...................................       342,000
     9,000         Schlumberger, Ltd. .......................................       614,813
                                                                                 ----------
                                                                                  2,326,844
                                                                                 ----------
                   Utilities - 2.75%

    13,000         Frontier Corp. ...........................................       409,500
    10,000         SBC Communications, Inc. .................................       400,000
    19,000         WorldCom, Inc.* ..........................................       920,313
                                                                                 ----------
                                                                                  1,729,813
                                                                                 ----------
                   Basic Materials - 2.64%

    12,000         Crown Cork & Seal, Inc. ..................................       570,000
     7,000         Minnesota Mining &
                   Manufacturing Co. ........................................       575,313
    17,000         Sonoco Products Co. ......................................       514,250
                                                                                 ----------
                                                                                  1,659,563
                                                                                 ----------
                   Transportation - 2.11%

     5,000         AMR Corp.* ...............................................       416,250
     5,000         Burlington Northern Santa Fe Corp. .......................       490,938
    14,000         Southwest Airlines Co. ...................................       414,750
                                                                                 ----------
                                                                                  1,321,938
                                                                                 ----------
                   Total Common Stocks ......................................    29,165,569
                   (Cost $21,411,170)                                            ----------

CONVERTIBLE PREFERRED STOCK - 0.36%

     3,000         Loral Space and Communications, Ltd.
                   Series C (B) .............................................       226,500
                                                                                 ----------
                   Total Convertible Preferred Stock ........................       226,500
                   (Cost $162,775)                                               ----------

                    See Notes to Financial Statements.

THE GALAXY
VIP FUND

Asset Allocation
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                                                  Value
    Par Value                                                                   (Note 2)
    ---------                                                                   --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.92%

                    Federal Home Loan
                    Mortgage Corporation - 13.83%

$ 8,459,000         5.85%, 07/01/98 (A) ...................................   $ 8,459,000
    227,119         7.00%, 01/01/27, Pool #D77482 .........................       230,525
                                                                              -----------
                                                                                8,689,525
                                                                              -----------
                    U.S. Treasury Bonds - 7.95%

    300,000         7.25%, 05/15/16 .......................................       351,297
    725,000         7.50%, 11/15/16 .......................................       870,478
    100,000         7.88%, 02/15/21 .......................................       126,844
    250,000         8.00%, 11/15/21 .......................................       322,177
    450,000         7.25%, 08/15/22 .......................................       538,767
    450,000         7.63%, 11/15/22 .......................................       560,520
    400,000         7.13%, 02/15/23 .......................................       473,112
  1,115,000         6.50%, 11/15/26 .......................................     1,237,929
    465,000         6.38%, 08/15/27 .......................................       511,426
                                                                              -----------
                                                                                4,992,550
                                                                              -----------
                    U.S. Treasury Notes - 3.38%

    400,000         5.63%, 04/30/00 .......................................       400,820
    200,000         7.25%, 08/15/04 .......................................       217,534
    250,000         7.88%, 11/15/04 .......................................       280,813
    950,000         7.00%, 07/15/06 .......................................     1,037,685
    175,000         6.50%, 10/15/06 .......................................       185,785
                                                                              -----------
                                                                                2,122,637
                                                                              -----------
                    Government National
                    Mortgage Association - 1.45%

     64,774         9.00%, 12/15/17, Pool #780201 .........................        69,631
    286,396         6.50%, 05/15/24, Pool #780168 .........................       286,932
    544,500         7.00%, 06/15/28, Pool #466842 .........................       553,174
                                                                              -----------
                                                                                  909,737
                                                                              -----------
                    Federal National
                    Mortagage Association - 1.31%

    150,000         6.31%, 08/25/03, MTN ..................................       149,919
    232,708         6.00%, 04/01/11, Pool #338365 .........................       230,381
    247,360         6.00%, 04/01/13, Pool #424327 .........................       244,654
    100,000         8.18%, 04/15/24, MTN ..................................       101,756
     95,170         6.50%, 02/01/27, Pool #371680 .........................        94,783
                                                                              -----------
                                                                                  821,493
                                                                              -----------
                    Total U.S. Government and
                    Agency Obligations ....................................    17,535,942
                    (Cost $16,854,546)                                        -----------
                                                                             Value
  Par Value                                                                (Note 2)
  ---------                                                                --------
CORPORATE NOTES AND BONDS - 23.84%

                    Finance - 7.90%

$   100,000         Aristar, Inc., Senior Note
                    6.75%, 05/15/99 ..................................   $     100,640
    500,000         Associates Corp. of North America
                    Senior Note
                    5.25%, 03/30/00 ..................................         495,000
    100,000         Associates Corp. of North America, MTN
                    6.13%, 11/12/99 ..................................         100,136
    250,000         Associates Corp. of North America
                    7.88%, 09/30/01 ..................................         263,750
    100,000         Caterpillar Financial Services Corp.
                    Series-E, MTN
                    6.87%, 11/30/99 ..................................         101,289
    250,000         Caterpillar Financial Services Corp.
                    Series F, MTN
                    6.74%, 04/05/00 ..................................         253,438
    500,000         Caterpillar Financial Services
                    Series F, MTN
                    6.00%, 05/23/02 ..................................         500,000
    200,000         Commercial Credit Co., Senior Note
                    6.13%, 03/01/00 ..................................         200,750
    250,000         Commercial Credit Co., Senior Note
                    5.55%, 02/15/01 ..................................         247,813
    250,000         Ford Motor Credit Co.
                    7.75%, 10/01/99 ..................................         255,130
    250,000         Ford Motor Credit Co.
                    6.38%, 12/15/05 ..................................         252,813
    250,000         General Electric Capital Corp.
                    Series-A, MTN
                    5.76%, 04/24/00 ..................................         250,000
    450,000         General Motors Acceptance Corp.
                    7.00%, 03/01/00 ..................................         457,313
    150,000         Household Finance Co.
                    7.63%, 06/15/99 ..................................         152,162
    200,000         International Lease Finance Corp.
                    6.20%, 05/01/00 ..................................         201,250
    400,000         Norwest Financial, Inc., Senior Note
                    7.75%, 08/15/01 ..................................         420,500
    250,000         PACCAR Financial Corp.
                    Series H, Senior MTN
                    6.39%, 06/15/00 ..................................         252,188
    100,000         PACCAR Financial Corp.
                    Series H, Senior MTN
                    5.86%, 03/15/01 ..................................          99,625
    100,000         Pitney Bowes Credit Corp., Series C, MTN
                    6.54%, 07/15/99 ..................................         100,683
    250,000         Pitney Bowes Credit Corp., Note
                    6.63%, 06/01/02 ..................................         256,563
                                                                             ---------
                                                                             4,961,043
                                                                             ---------

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Asset Allocation
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                                              Value
Par Value                                                                    (Note 2)
---------                                                                    --------

                    Banking - 2.82%

$   100,000         Bank One Milwaukee, N.A., MTN
                    6.35%, 03/19/01 ..................................   $     101,000
    300,000         Chase Manhattan Corp., MTN
                    5.50%, 02/15/01 ..................................         297,000
    200,000         Citicorp, Senior MTN
                    8.63%, 11/01/04 ..................................         207,500
    250,000         First Union Corp., Senior Note
                    6.60%, 06/15/00 ..................................         253,125
    200,000         Mellon Financial Co., Senior Note
                    7.63%, 11/15/99 ..................................         204,624
    250,000         NationsBank Corp., Senior Note
                    5.38%, 04/15/00 ..................................         248,125
    100,000         NationsBank Corp., Senior Note
                    7.00%, 05/15/03 ..................................         104,125
    100,000         SunTrust Bank of Central Florida, MTN
                    6.90%, 07/01/07 ..................................         104,500
    250,000         Wachovia Bank NC, N.A.
                    6.30%, 03/15/01 ..................................         251,875
                                                                             ---------
                                                                             1,771,874
                                                                             ---------
                    Consumer Cyclical - 2.65%

    250,000         Disney (Walt) Co., MTN
                    5.60%, 01/13/00 ..................................         249,375
    500,000         Disney (Walt) Co.
                    6.38%, 03/30/01 ..................................         507,500
    135,000         Hershey Foods Corp.
                    7.20%, 08/15/27 ..................................         148,669
    250,000         McDonald's Corp., Senior MTN
                    5.95%, 01/15/08 ..................................         248,437
    500,000         Mead Corp., Senior Note
                    6.60%, 03/01/02 ..................................         508,750
                                                                             ---------
                                                                             1,662,731
                                                                             ---------
                    Utilities - 2.39%

    250,000         Potomac Electric Power Co.
                    First Mortgage
                    6.25%, 10/15/07 ..................................         255,937
    250,000         National Rural Utilities, Collateral Trust
                    6.20%, 02/01/08 ..................................         250,625
    250,000         National Rural Utilities, Collateral Trust
                    6.13%, 05/15/05 ..................................         251,475
    500,000         South California Edison
                    First Mortgage
                    5.63%, 10/01/02 ..................................         493,750
    250,000         Southern California Edison, Senior Note
                    5.88%, 01/15/01 ..................................         250,312
                                                                             ---------
                                                                             1,502,099
                                                                             ---------
                    Consumer Staples - 2.18%

    100,000         Abbott Laboratories, Senior Note
                    6.00%, 03/15/08 ..................................         100,650
    250,000         Lilly (Eli) & Co., Senior Note
                    6.75%, 11/15/99 ..................................         253,437

                                                                             Value
  Par Value                                                                 (Note 2)
  ---------                                                                 --------
                    Consumer Staples (continued)

$   250,000         Merck & Co., Senior Note
                    6.40%, 03/01/28 ..................................   $     256,790
    250,000         PepsiCo, Inc., MTN
                    5.75%, 01/01/03 ..................................         248,437
    250,000         PepsiCo, Inc., MTN
                    5.75%, 01/15/08 ..................................         243,125
    250,000         Sysco Corp.
                    7.25%, 04/15/07 ..................................         270,000
                                                                             ---------
                                                                             1,372,439
                                                                             ---------
                    Industrial - 1.60%

    280,000         Boeing Co.
                    8.88%, 09/15/99 ..................................         290,150
    100,000         International Business Machines Corp.
                    6.22%, 08/01/27 ..................................         102,750
    250,000         International Business Machines Corp.
                    Senior Note
                    6.38% 06/15/00 ...................................         252,812
    100,000         Parker Hannifan Corp.
                    7.30%, 05/15/11 ..................................         108,750
    250,000         Sherwin-Williams, Senior Note
                     6.50%, 02/01/02 .................................         254,375
                                                                             ---------
                                                                             1,008,837
                                                                             ---------
                    Telecommunications - 1.01%

    325,000         GTE Corp., Debenture
                    6.84%, 04/15/18 ..................................         333,125
    300,000         Northern Telecom, Ltd.
                    Yankee Note
                    6.00%, 09/01/03 ..................................         300,750
                                                                             ---------
                                                                               633,875
                                                                             ---------
                    Merchandising and Retail - 0.99%

    100,000         The May Department Stores Co.
                    7.45%, 10/15/16 ..................................         109,125
    250,000         Rite Aid Corp.
                    6.70%, 12/15/01 ..................................         255,312
    250,000         Wal-Mart Stores, Senior Note
                    6.75%, 05/15/02 ..................................         257,812
                                                                             ---------
                                                                               622,249
                                                                             ---------
                    Oil, Gas, and Petroleum - 0.89%

    200,000         Occidental Petroleum Corp., MTN
                    6.75%, 09/16/99 ..................................         201,750
    200,000         Phillips Petroleum Co., Debenture
                    9.38%, 02/15/11 ..................................         252,000
    100,000         Union Oil Co. of California, MTN
                    Guaranteed: Unocal Corp.
                    6.70%, 10/15/07 ..................................         103,000
                                                                             ---------
                                                                               556,750
                                                                             ---------

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Asset Allocation
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                                                   Value
         Par Value                                                               (Note 2)
         ---------                                                               --------
                           Basic Materials - 0.57%

$          100,000         Crown Cork & Seal Finance Plc
                           7.00%, 12/15/06 ..................................   $   103,875
           250,000         Minnesota Mining & Manufacturing Co.
                           Debenture
                           6.38%, 02/15/28 ..................................       252,812
                                                                                  ---------
                                                                                    356,687
                                                                                  ---------
                           Aerospace - 0.34%

           200,000         Lockheed Martin Corp.
                           Guaranteed: Lockheed Martin
                           Tactical Systems, Inc.
                           7.25%, 05/15/06 ..................................       212,750
                                                                                  ---------
                           Transportation - 0.33%

           200,000         Burlington Northern Santa Fe Corp., Debenture
                           6.88%, 02/15/16 ..................................       205,750
                                                                                  ---------
                           Technology - 0.17%

           100,000         Xerox Corp.
                           7.20%, 04/01/16 ..................................       108,625
                                                                                  ---------
                           Total Corporate Notes and Bonds ..................    14,975,709
                           (Cost $15,066,196)                                     ---------
                                                                                   Value
         Par Value                                                               (Note 2)
         ---------                                                               --------
ASSET-BACKED AND
MORTGAGE-BACKED SECURITIES - 1.36%

$          250,000         American Express Master Trust, ABS
                           Class 1998-1
                           5.90%, 04/15/04 ..................................   $   250,235
           200,000         Chase Credit Card Master Trust, ABS
                           Class 1998-3
                           6.00%, 08/15/05 ..................................       201,000
           250,000         Discover Card Master Trust
                           Class 1998-4, Series 1, ABS
                           5.75%, 10/16/03 ..................................       248,906
            80,098         NationsBank Auto Owner Trust
                           Class 1996-A
                           6.38%, 07/15/00 ..................................        80,273
            74,995         Rural Housing Trust, CMO
                           Class 1987-1, Class 1-D
                           6.33%, 04/01/26 ..................................        75,229
                           Total Asset-Backed and
                           Mortgage-Backed Securities .......................       855,643
                           (Cost $852,207)                                      -----------

Total Investments - 99.91% ..................................................    62,759,363
(Cost $54,346,894)                                                              -----------

Net Other Assets and Liabilities - 0.09% ....................................        58,296
                                                                                -----------
Net Assets - 100.00% ........................................................   $62,817,659
                                                                                ===========

-------------------------------------
*      Non-income producing security.
(A)    Discount yield at time of purchase.
(B) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, this security amounted to $226,500 or 0.36% of net assets.
CMO    Collateralized Mortgaged Obligation
MTN    Medium Term Note

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

High Quality Bond Fund
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                                                   Value
    Par Value                                                                    (Note 2)
    ---------                                                                    --------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 52.37%

                    U.S. Treasury Bonds - 27.36%

$   200,000         6.25%, 08/31/02 .........................................   $  205,198
    300,000         6.63%, 05/15/07 .........................................      322,110
    150,000         13.25%, 05/15/14 ........................................      241,312
    415,000         7.50%, 11/15/16 .........................................      498,274
    325,000         7.88%, 02/15/21 .........................................      412,243
    200,000         8.13%, 08/15/21 .........................................      260,624
    400,000         8.00%, 11/15/21 .........................................      515,484
    600,000         7.25%, 08/15/22 .........................................      718,356
    250,000         7.13%, 02/15/23 .........................................      295,695
    350,000         6.50%, 11/15/26 .........................................      388,587
    950,000         6.38%, 08/15/27 .........................................    1,044,848
                                                                                 ---------
                                                                                 4,902,731
                                                                                 ---------
                    U.S. Treasury Notes - 8.99%

     50,000         5.88%, 10/31/98 .........................................       50,079
    350,000         5.50%, 03/31/00 .........................................      350,021
     70,000         5.63%, 04/30/00 .........................................       70,143
    100,000         6.25%, 08/31/00 .........................................      101,481
    150,000         5.50%, 02/28/03 .........................................      149,864
    450,000         7.00%, 07/15/06 .........................................      491,535
    375,000         6.50%, 10/15/06 .........................................      398,111
                                                                                 ---------
                                                                                 1,611,234
                                                                                 ---------
                    Federal National
                    Mortgage Association - 6.12%

    500,000         7.55%, 06/10/04, Series SM-2004-F .......................      508,880
    296,832         6.00%, 04/01/13, Pool #424327 ...........................      293,585
    292,489         6.50%, 03/01/13, Pool #406727 ...........................      294,133
                                                                                 ---------
                                                                                 1,096,598
                                                                                 ---------
                    Federal Home Loan
                    Mortgage Corporation - 3.69%

    211,000         5.85%, 07/01/98 (A) .....................................      211,000
    440,000         7.50%, 06/01/28 .........................................      450,656
                                                                                 ---------
                                                                                   661,656
                                                                                 ---------
                    Government National
                    Mortgage Association - 3.41%

    400,000         7.00%, 07/20/22, Pool #008022 ...........................      409,376
    198,000         7.00%, 06/15/28, Pool #466842 ...........................      201,154
                                                                                 ---------
                                                                                   610,530
                                                                                 ---------
                                                                                   Value
  Par Value                                                                      (Note 2)
  ---------                                                                      --------
                    Other Government Agency Bonds - 2.80%

$   200,000         State of Israel, Series 7-A
                    Guaranteed: U.S. Government
                    5.45%, 02/15/01 .........................................   $  199,250
    300,000         Tennessee Valley Authority Power Board
                    6.13%, 07/15/03 .........................................      302,625
                                                                                 ---------
                                                                                   501,875
                                                                                 ---------
                    Total U.S. Government and
                    Agency Obligations ......................................    9,384,624
                    (Cost $8,980,144)                                            ---------

CORPORATE NOTES AND BONDS - 38.96%

                    Finance - 16.13%

    250,000         Associates Corp. of North America
                    Senior Note
                    6.00%, 03/15/00 .........................................      250,625
    250,000         Associates Corp. of North America
                    Senior Note
                    5.60%, 01/15/01 .........................................      248,125
    300,000         Associates Corp. of North America
                    Senior Note
                    6.50%, 07/15/02 .........................................      304,875
    500,000         Bank One Milwaukee
                    National Association, MTN
                    6.35%, 03/19/01 .........................................      505,000
    500,000         Ford Motor Credit Co., Senior Note
                    6.50%, 02/28/02 .........................................      508,750
    150,000         General Electric Capital Corp., MTN
                    5.89%, 05/15/00 .........................................      150,252
    400,000         Keycorp Institutional Capital Corp.
                    Coupon Adjusted
                    Pass-Through, Series A
                    6.63%, 06/01/99 (B) .....................................      402,480
    200,000         Pitney Bowes Credit Corp.
                    Series C, MTN
                    6.54%, 07/15/99 .........................................      201,366
    200,000         Private Export Funding Corp.
                    6.49%, 07/15/07 .........................................      211,250
    100,000         SunTrust Bank Atlanta
                    Subordinated Note, MTN
                    7.25%, 09/15/06 .........................................      107,000
                                                                                 ---------
                                                                                 2,889,723
                                                                                 ---------

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

High Quality Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                                                  Value
  Par Value                                                                     (Note 2)
  ---------                                                                     --------
                    Consumer Staples - 13.64%

$   400,000         Abbott Laboratories, Debenture
                    6.00%, 03/15/08 .........................................   $ 402,600
    400,000         Coca-Cola Enterprises, Inc.
                    7.00%, 11/15/99 .........................................     406,000
    300,000         Heinz (H.J.) Co.,
                    Euro-Dollar Debenture
                    5.75%, 02/03/03 .........................................     295,980
    440,000         Hershey Foods Corp., Debenture
                    7.20%, 08/15/27 .........................................     484,550
    200,000         McDonald's Corp., Senior MTN
                    5.95%, 01/15/08 .........................................     198,750
    260,000         Merck & Co., Debenture
                    6.40%, 03/01/28 .........................................     267,062
    400,000         PepsiCo, Inc., MTN
                    5.75%, 01/15/08 .........................................     389,000
                                                                                ---------
                                                                                2,443,942
                                                                                ---------
                    Utilities - 6.51%

    400,000         GTE Florida, Inc., Debenture, Series A
                    6.31%, 12/15/02 .........................................     403,000
    500,000         National Rural Utilities
                    Collateral Trust
                    6.38%, 10/15/04 .........................................     510,000
    100,000         National Rural Utilities
                    Collateral Trust
                    6.20%, 02/01/08 .........................................     100,250
    150,000         Potomac Electric Power Co.
                    First Mortgage
                    6.25%, 10/15/07 .........................................     153,563
                                                                                ---------
                                                                                1,166,813
                                                                                ---------
                    Technology - 1.55%

    175,000         International Business
                    Machines Corp., MTN
                    5.95%, 06/02/03 .........................................     175,875
    100,000         International Business Machines Corp.
                    Debenture
                    6.22%, 08/01/27 .........................................     102,750
                                                                                ---------
                                                                                  278,625
                                                                                ---------
                    Basic Materials - 1.13%

    200,000         Minnesota Mining &
                    Manufacturing Co., Debenture
                    6.38%, 02/15/28 .........................................     202,250
                                                                                ---------
                    Total Corporate Notes and Bonds .........................   6,981,353
                    (Cost $6,876,196)                                           ---------
                                                                                   Value
  Par Value                                                                      (Note 2)
  ---------                                                                      --------
ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 7.59%

$   250,000         American Express Master Trust
                    Class 1998-1, Series A
                    5.90%, 04/15/04 ........................................   $   250,235
    250,000         Citibank Credit Card Master Trust
                    Class 1998-6, Series 1
                    5.85%, 04/10/03 ........................................       249,922
    150,000         Discover Card Master Trust
                    Class 1998-4, Series 1
                    5.75%, 10/16/03 ........................................       149,344
    334,008         Prudential Home Mortgage Securities
                    Class 1996-97, Series A-1, CMO
                    6.75%, 06/25/11 ........................................       334,634
    374,975         Rural Housing Trust
                    Class 1987-1, Series 1-D, CMO
                    6.33%, 04/01/26 ........................................       376,144
                    Total Asset-Backed and                                     -----------
                    Mortgage-Backed Securities .............................     1,360,279
                    (Cost $1,353,918)                                          -----------


Total Investments - 98.92% .................................................    17,726,256
(Cost $17,210,258)                                                             -----------

Net Other Assets and Liabilities - 1.08% ...................................       194,017
                                                                               -----------
Net Assets - 100.00% .......................................................   $17,920,273
                                                                               ===========

--------------------------------------
(A) Discount yield at time of purchase.
(B) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This secruity may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, this security amounted to $402,480 or 2.25% or net assets.
CMO Collateralized Mortgage Obligation
MTN Medium Term Note

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Columbia High Yield Fund II
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                                                    Value
         Par Value                                                                (Note 2)
         ---------                                                                --------
CORPORATE NOTES AND BONDS - 96.41%

                           Communication - 28.09%

$           35,000         Adelphia Communications
                           Senior Note
                           10.50%, 07/15/04 .................................   $ 38,325
            15,000         Century Communications
                           Senior Note
                           8.64%, 03/15/03 (C) ..............................     10,200
            35,000         Comcast Corp.
                           Senior Subordinated Debenture
                           9.50%, 01/15/08 ..................................     37,450
            25,000         Jacor Communications Co.
                           8.75%, 06/15/07 ..................................     26,063
            25,000         Jones Intercable, Inc., Senior Note
                           8.87%, 04/01/07 ..................................     26,688
            50,000         Lenfest Communications, Senior Note
                           8.37%, 11/01/05 ..................................     53,250
            35,000         Level 3 Communications, Inc.
                           Senior Note
                           9.13%, 05/01/08 (B) ..............................     34,125
            50,000         Nextlink Communications
                           Senior Discount Note
                           9.45%, (0% until 2003) 04/15/08 ..................     30,750
            25,000         Unisys Corp., Senior Note
                           7.88%, 04/01/08 ..................................     25,094
            25,000         Viacom, Inc.,
                           Subordinated Debenture
                           8.00%, 07/07/06 ..................................     25,812
                                                                                 -------
                                                                                 307,757
                                                                                 -------
                           Capital Goods - 24.60%

            15,000         Aviation Sales,
                           Senior Subordinated Note
                           8.12%, 02/15/08 (B) ..............................     14,700
            40,000         Federal-Mogul Corp.
                           7.75%, 07/01/06 ..................................     40,550
            35,000         Hayes Wheels International, Inc.
                           9.12%, 07/15/07 ..................................     36,662
            40,000         Rental Services Corp.
                           Senior Subordinated Note
                           9.00%, 05/15/08 ..................................     40,000
            35,000         Silgan Holdings, Inc.
                           Senior Subordinated Debenture
                           9.00%, 06/01/09 ..................................     36,444
            10,000         Titan Wheel International, Inc.
                           Senior Subordinated Notes
                           8.75%, 04/01/07 ..................................     10,350
            15,000         United Stationers Supply
                           Senior Subordinated Note
                           8.38%, 04/15/08 (B) ..............................     15,037
            50,000         Westpoint Stevens, Inc. Senior Note
                           7.87%, 06/15/05 (B) ..............................     50,125
            25,000         Wyman-Gordon Co., Senior Note
                           8.00%, 12/15/07 ..................................     25,625
                                                                                 -------
                                                                                 269,493
                                                                                 -------
                                                                                   Value
         Par Value                                                               (Note 2)
         ---------                                                               --------
                           Health Care - 12.20%

$           10,000         Conmed Corp.
                           9.00%, 03/15/08 ..................................   $ 10,000
            35,000         Healthsouth Corp.,
                           Senior Subordinated Note
                           9.50%, 04/01/01 ..................................     36,837
            25,000         Quorum Health Group, Inc.
                           Senior Subordinated Note
                           8.75%, 11/01/05 ..................................     25,844
            10,000         Tenet Healthcare Corp., Senior Note
                           8.63%, 12/01/03 ..................................     10,563
            50,000         Tenet Healthcare Corp.
                           Senior Subordinated Note
                           8.12%, 12/01/08 (B) ..............................     50,375
                                                                                 -------
                                                                                 133,619
                                                                                 -------
                           Consumer Cyclical - 10.56%

            40,000         Hollinger International Publishing
                           8.63%, 03/15/05 ..................................     41,800
            25,000         Lamar Advertising Co.
                           9.38%, 10/15/06 ..................................     26,812
            25,000         Outdoor Systems, Inc.
                           9.38%, 10/15/06 ..................................     26,500
            10,000         Specialty Retailers, Inc.
                           8.50%, 07/15/05 ..................................     10,325
            10,000         Zale Corp., Senior Note
                           8.50%, 10/01/07 ..................................     10,250
                                                                                 -------
                                                                                 115,687
                                                                                 -------
                           Utilities - 9.62%

            15,000         CMS Energy Corp.
                           Coupon Pass-Through Certificates
                           7.00%, 01/15/05 ..................................     14,681
            40,000         Flag, Ltd., Senior Note
                           8.25%, 01/30/08 (B) ..............................     40,450
            50,000         Niagara Mohawk Power, Senior Note
                           7.25%, 10/01/02 ..................................     50,250
                                                                                 -------
                                                                                 105,381
                                                                                 -------
                           Consumer Staples - 7.06%

            25,000         Cinemark USA, Inc.
                           Senior Subordinated Note
                           9.63%, 08/01/08 ..................................     25,813
            50,000         Purina Mills, Inc., Senior Subordinated Note
                           9.00%, 03/15/10 (B) ..............................     51,500
                                                                                 -------
                                                                                  77,313
                                                                                 -------
                           Transportation - 2.36%

            25,000         Teekay Shipping Corp., Yankee Note
                           8.32%, 02/01/08 ..................................     25,875
                                                                                 -------

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Columbia High Yield Fund II
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                                                       Value
         Par Value                                                                   (Note 2)
         ---------                                                                   --------
                           Technology - 0.99%

$           10,000         Tracor, Inc., Senior Subordinated Note
                           8.50%, 03/01/07 ..................................    $      10,900
                                                                                 -------------
                           Basic Materials - 0.93%

            10,000         Webb (Del E.)
                           Senior Subordinated Debenture
                           9.00%, 02/15/06 ..................................           10,150
                                                                                 -------------
                           Total Corporate Notes and Bonds ..................        1,056,175
                           (Cost $1,051,000)                                     -------------

U.S. GOVERNMENT OBLIGATION (A) - 1.83%

                           U.S. Treasury Bill

            20,000         4.65%, 07/02/98 ..................................           19,998
                                                                                 -------------
                           Total U.S. Government Obligation .................           19,998
                           (Cost $19,998)                                        -------------
            Shares
            ------
INVESTMENT COMPANY - 0.30%

             3,350         Vista U.S. Government Money Market ...............            3,350
                                                                                 -------------
                           Total Investment Company .........................            3,350
                           (Cost $3,350)                                          ------------
Total Investments - 98.54% ..................................................        1,079,523
(Cost $1,074,348)                                                                -------------

Net Other Assets and Liabilities - 1.46% ....................................           16,000
                                                                                 -------------
Net Assets - 100.00% ........................................................    $   1,095,523
                                                                                 =============

---------------------------------------
(A) Discount yield at time of purchase.
(B) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, these securities amounted to $287,062 or 26.26% of net assets.
(C) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.

                       See Notes to Financial Statements.

                       This page left blank intentionally.

THE GALAXY
VIP FUND

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)

                                                      Money Market         Equity         Growth and Income    Small Company
                                                          Fund              Fund                 Fund           Growth Fund
                                                    ---------------    ----------------     --------------     ------------
ASSETS:

   Investments (Note 2):
     Investments at cost ........................   $    16,422,573    $     52,261,304     $    4,087,671     $    661,003
     Net unrealized appreciation (depreciation)..                --          32,337,484            (23,163)         (18,784)
                                                    ---------------    ----------------     --------------     ------------
       Total investments at value ...............        16,422,573          84,598,788          4,064,508          642,219
   Cash .........................................               373                 846                 --            1,266
   Receivable for investments sold ..............                --             286,430                 --            8,013
   Receivable for shares sold ...................                --              51,244                 --              606
   Interest and dividend receivables ............            20,566              45,780              3,900               14
   Receivable from Investment Advisor (Note 4) ..                --                  --              7,879            9,722
                                                    ---------------    ----------------     --------------     ------------
     Total Assets ...............................        16,443,512          84,983,088          4,076,287          661,840
                                                    ---------------    ----------------     --------------     ------------

LIABILITIES:

   Payable for investments purchased ............                --             847,403            216,930           10,382
   Payable to custodian .........................                --                  --              2,361               --
   Payable for shares repurchased ...............             6,087               1,147                 --               --
   Advisory fee payable (Notes 3 & 4) ...........             1,975              50,665              1,944              333
   Payable to Administrator (Notes 3 & 4) .......               372              11,957              8,262            7,020
   Trustees' fees and expenses payable (Note 3)..               324               1,168                 --               --
   Accrued expenses and other payables ..........            32,285              70,794              7,274            5,736
                                                    ---------------    ----------------     --------------     ------------
     Total Liabilities ..........................            41,043             983,134            236,771           23,471
                                                    ---------------    ----------------     --------------     ------------
NET ASSETS ......................................   $    16,402,469    $     83,999,954     $    3,839,516     $    638,369
                                                    ===============    ================     ==============     ============

NET ASSETS consist of:
   Par value (Note 5) ...........................   $        16,402    $          3,860     $          384     $         68
   Paid-in capital in excess of par value .......        16,385,886          50,400,088          3,846,108          665,512
   Undistributed (overdistributed) net
     investment income ..........................               284              44,008                890             (302)
   Accumulated net realized gain (loss) .........
     on investments sold ........................              (103)          1,214,514             15,297           (8,125)
   Net unrealized appreciation (depreciation)
     of investments .............................                --          32,337,484            (23,163)         (18,784)
                                                    ---------------    ----------------     --------------     ------------
TOTAL NET ASSETS ................................   $    16,402,469   $      83,999,954    $     3,839,516     $    638,369
                                                    ===============    ================     ==============     ============

Shares of beneficial interest outstanding .......        16,402,288           3,860,437            383,510           68,049

NET ASSET VALUE:
   offering and redemption price per share
   (Net Assets / Shares Outstanding) ............   $          1.00    $          21.76     $        10.01     $       9.38
                                                    ===============    ================     ==============     ============

                        See Notes to Financial Statements

    Columbia Real Estate      Asset Allocation        High Quality          Columbia High
       Equity Fund II               Fund                Bond Fund           Yield Fund II
    --------------------     -----------------     -----------------     -----------------
           $     697,599     $      54,346,894     $      17,210,258     $       1,074,348
                  (6,908)            8,412,469               515,998                 5,175
           -------------     -----------------     -----------------     -----------------
                 690,691            62,759,363            17,726,256             1,079,523
                      --                    --                 2,783                    --
                      --             1,089,856               606,780                    --
                      --                42,919                13,797                 7,377
                   2,892               392,560               267,418                20,167
                   9,290                    --                    --                 8,559
           -------------     -----------------     -----------------     -----------------
                 702,873            64,284,698            18,617,034             1,115,626
           -------------     -----------------     -----------------     -----------------


                  73,625               371,820               618,843                    --
                      --               998,654                    --                   460
                      --                 1,477                52,144                    --
                     354                37,526                 2,150                   475
                   8,649                12,612                 1,239                 9,264
                       1                   689                   257                     2
                  10,655                44,261                22,128                 9,902
           -------------     -----------------     -----------------     -----------------
                  93,284             1,467,039               696,761                20,103
           -------------     -----------------     -----------------     -----------------
           $     609,589     $      62,817,659     $      17,920,273     $       1,095,523
           =============     =================     =================     =================


           $          62     $           4,026     $           1,715     $             108
                 614,582            53,435,768            17,586,564             1,089,220

                   2,951                79,303                 5,003                     4

                  (1,098)              886,093              (189,007)                1,016

                  (6,908)            8,412,469               515,998                 5,175
           -------------     -----------------     -----------------     -----------------
           $     609,589     $      62,817,659     $      17,920,273     $       1,095,523
           =============     =================     =================     =================


                  61,740             4,026,189             1,715,130               108,035



           $        9.87     $           15.60     $           10.45     $           10.14
           =============     =================     =================     =================

THE GALAXY
VIP FUND

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 1998
(unaudited)

                                                    Money Market           Equity          Growth and Income       Small Company
                                                        Fund                Fund                Fund(1)           Growth Fund(2)
                                                 -----------------     ---------------     -----------------      --------------
INVESTMENT INCOME:
   Interest  (Note 2) .......................... $         433,993     $       513,378     $           9,815      $        1,619
   Dividends (Note 2) ..........................                --             371,133                 6,632                 132
                                                 -----------------     ---------------     -----------------      --------------
     Total investment income ...................           433,993             884,511                16,447               1,751
                                                 -----------------     ---------------     -----------------      --------------

EXPENSES:
   Investment advisory fees (Note 3) ...........            30,948             290,300                 3,927                 650
   Administration fees (Note 3) ................             6,577              32,901                   445                  74
   Custody fees ................................             9,839               6,951                 3,185               2,232
   Fund accounting fees (Note 3) ...............            12,730              18,541                 7,774               5,501
   Legal fees ..................................             7,031              30,982                 2,073               1,296
   Audit fees ..................................             6,363               5,959                 3,457               2,469
   Trustees' fees (Note 3) .....................               173                 763                    51                  32
   Amortization of organization costs
     (Note 2) ..................................               293                 133                    --                  --
   Reports to shareholders .....................             4,982              22,448                 1,819               1,137
   Miscellaneous ...............................               233                 925                    84                  52
                                                 -----------------     ---------------     -----------------      --------------
     Total expenses before
        reimbursement/waiver ...................            79,169             409,903                22,815              13,443
     Less: reimbursement/waiver (Note 4) .......           (34,120)                 --               (14,960)            (12,056)
                                                 -----------------     ---------------     -----------------      --------------
     Total expenses net of
        reimbursement/waiver ...................            45,049             409,903                 7,855               1,387
                                                 -----------------     ---------------     -----------------      --------------
NET INVESTMENT INCOME ..........................           388,944             474,608                 8,592                 364
                                                 -----------------     ---------------     -----------------      --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on
     investments sold ..........................                --           1,425,081                15,297              (8,125)
   Net change in unrealized
     appreciation (depreciation)
     of investments ............................                --           6,196,364               (23,163)            (18,784)
                                                 -----------------     ---------------     -----------------      --------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS .....................                --           7,621,445                (7,866)            (26,909)
                                                 -----------------     ---------------     -----------------      --------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS ...................... $         388,944     $     8,096,053     $             726      $      (26,545)
                                                 =================     ===============     =================      ==============

---------------------------------------------------
(1) The Fund commenced operations on March 4, 1998.
(2) The Fund commenced operations on April 17, 1998.
(3) The Fund commenced operations on March 3, 1998.

                        See Notes to Financial Statements

      Columbia Real Estate    Asset Allocation        High Quality         Columbia High
        Equity Fund II(3)           Fund                Bond Fund         Yield Fund II(3)
     -------------------     -----------------     -----------------     -----------------
     $               778     $         899,247     $         495,348     $          13,377
                   6,370               141,719                    --                   498
     -------------------     -----------------     -----------------     -----------------
                   7,148             1,040,966               495,348                13,875
     -------------------     -----------------     -----------------     -----------------

                     899               199,517                43,370                 1,166
                     102                22,612                 6,705                   165
                   3,414                10,188                 7,568                 3,385
                   8,573                17,724                14,918                 8,500
                   1,748                18,424                 6,328                 1,733
                   3,885                 5,959                 7,016                 3,852
                      44                   453                   156                    43
                      --                   329                   186                    --
                   1,533                13,719                 4,636                 1,520
                      69                   580                   209                    69
     -------------------     -----------------     -----------------     -----------------
                  20,267               289,505                91,092                20,433
                 (18,229)                   --               (46,316)              (17,324)
     -------------------     -----------------     -----------------     -----------------
                   2,038               289,505                44,776                 3,109
     -------------------     -----------------     -----------------     -----------------
                   5,110               751,461               450,572                10,766
     -------------------     -----------------     -----------------     -----------------


                  (1,098)              897,230                68,386                 1,016

                  (6,908)            2,861,887               146,273                 5,175
     -------------------     -----------------     -----------------     -----------------

                  (8,006)            3,759,117               214,659                 6,191
     -------------------     -----------------     -----------------     -----------------

     $            (2,896)    $       4,510,578     $         665,231     $          16,957
     ===================     =================     =================     =================

THE GALAXY
VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    Money Market Fund                Equity Fund
                                                              -----------------------------    -----------------------------
                                                              Six months ended   Year ended    Six months ended   Year ended
                                                                June 30, 1998   December 31,    June 30, 1998,   December 31,
                                                                 (unaudited)        1997          (unaudited)        1997
NET ASSETS at beginning of period ..........................   $   15,329,905  $ 16,295,291    $   69,862,961  $  46,241,851
                                                               --------------  ------------    --------------  -------------
Increase (decrease) in Net Assets resulting from operations:
   Net investment income ...................................          388,944       753,999           474,608        704,278
   Net realized gain (loss) on investments sold ............               --             5         1,425,081         95,675
   Net change in unrealized appreciation (depreciation)
      of investments .......................................               --            --         6,196,364     12,942,969
                                                               --------------  ------------    --------------  -------------
      Net increase (decrease) in net assets
         resulting from operations .........................          388,944       754,004         8,096,053     13,742,922
                                                               --------------  ------------    --------------  -------------
Dividends to shareholders from:
   Net investment income ...................................         (388,944)     (753,999)         (446,960)      (687,918)
   Net realized gain on investments ........................               --            --                --             --
                                                               --------------  ------------    --------------  -------------
      Total Dividends ......................................         (388,944)     (753,999)         (446,960)      (687,918)
                                                               --------------  ------------    --------------  -------------

Share Transactions:
   Net proceeds from sale of shares ........................        5,778,102     7,556,021         7,861,588     13,908,741
   Issued to shareholders in reinvestment of dividends .....          388,944       753,997           445,253        687,918
   Costs of shares repurchased .............................       (5,094,482)   (9,275,409)       (1,818,941)    (4,030,553)
                                                               --------------  ------------    --------------  -------------
      Net increase (decrease) from share transactions ......        1,072,564      (965,391)        6,487,900     10,566,106
                                                               --------------  ------------    --------------  -------------
      Net increase (decrease) in net assets ................        1,072,564      (965,386)       14,136,993     23,621,110
                                                               --------------  ------------    --------------  -------------

NET ASSETS at end of period (including line A) .............   $   16,402,469  $ 15,329,905    $   83,999,954  $  69,862,961
                                                               ==============  ============    ==============  =============

(A) Undistributed (overdistributed) net
      investment income ....................................   $          284  $        284    $       44,008  $      16,360
                                                               ==============  ============    ==============  =============

OTHER INFORMATION:
Share Transactions:
   Sold ....................................................        5,778,102     7,556,021           374,612        765,837
   Issued to shareholders in reinvestment of dividends .....          388,944       753,997            21,101         37,145
   Repurchased .............................................       (5,094,482)   (9,275,409)          (85,727)      (221,254)
                                                               --------------  ------------    --------------  -------------
      Net increase (decrease) in shares outstanding ........        1,072,564      (965,391)          309,986        581,728
                                                               ==============  ============    ==============  =============

--------------------------------------------------
(1) The Fund commenced operations on March 4, 1998.
(2) The Fund commenced operations on April 17, 1998.
(3) The Fund commenced operations on March 3, 1998.
(a) Amount represents initial seed money.

                        See Notes to Financial Statements

       Growth and Income      Small Company      Columbia Real Estate            Asset Allocation
            Fund(1)           Growth Fund(2)       Equity Fund II(3)                   Fund
       -----------------     ---------------     --------------------    -----------------------------------
         Period ended         Period ended           Period ended        Six months ended      Year ended
         June 30, 1998        June 30, 1998          June 30, 1998         June 30, 1998      December 31,
          (unaudited)          (unaudited)            (unaudited)           (unaudited)           1997
       -----------------     ---------------     --------------------    ---------------     ---------------
       $              10(a)  $            10(a)  $            250,000(a) $    42,535,206     $    24,114,119
       -----------------     ---------------     --------------------    ---------------     ---------------

                   8,592                 364                    5,110            751,461             912,010
                  15,297              (8,125)                  (1,098)           897,230           2,548,910

                 (23,163)            (18,784)                  (6,908)         2,861,887           1,884,101
       -----------------     ---------------     --------------------    ---------------     ---------------

                     726             (26,545)                  (2,896)         4,510,578           5,345,021
       -----------------     ---------------     --------------------    ---------------     ---------------

                  (7,702)               (666)                  (2,159)          (686,626)           (897,607)
                      --                  --                       --           (286,189)         (2,452,737)
       -----------------     ---------------     --------------------    ---------------     ---------------
                  (7,702)               (666)                  (2,159)          (972,815)         (3,350,344)
       -----------------     ---------------     --------------------    ---------------     ---------------

               3,838,881             665,340                  381,854         17,075,033          15,999,740
                   7,702                 666                    2,159            972,815           3,350,344
                    (101)               (436)                 (19,369)        (1,303,158)         (2,923,674)
       -----------------     ---------------     --------------------    ---------------     ---------------
               3,846,482             665,570                  364,644         16,744,690          16,426,410
       -----------------     ---------------     --------------------    ---------------     ---------------
               3,839,510             638,359                  359,589         20,282,453          18,421,087
       -----------------     ---------------     --------------------    ---------------     ---------------

       $       3,839,506     $       638,369     $            609,589    $    62,817,659     $    42,535,206
       =================     ===============     ====================    ===============     ===============

       $             890     $          (302)    $              2,951    $        79,303     $        14,468
       =================     ===============     ====================    ===============     ===============

                 382,743              68,022                   38,496          1,122,360           1,090,906
                     776                  73                      226             63,491             232,254
                     (10)                (47)                  (1,982)           (84,966)           (201,877)
       -----------------     ---------------     --------------------    ---------------     ---------------
                 383,509              68,048                   36,740          1,100,885           1,121,283
       =================     ===============     ====================    ===============     ===============

THE GALAXY
VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                              High Quality                  Columbia High
                                                                                Bond Fund                 Yield Fund II(1)
                                                                  -----------------------------------    ------------------
                                                                  Six months ended       Year ended         Period ended
                                                                    June 30, 1998       December 31,        June 30, 1998
                                                                     (unaudited)            1997             (unaudited)
                                                                  ----------------    ---------------    ------------------
NET ASSETS at beginning of period.............................    $     14,457,126    $    11,814,065    $          250,000(a)
                                                                  ----------------    ---------------    ------------------

Increase in Net Assets resulting from operations:
     Net investment income....................................             450,572            698,478                10,766
     Net realized gain on investments sold....................              68,386            115,244                 1,016
     Net change in unrealized appreciation of investments.....             146,273            271,208                 5,175
                                                                  ----------------    ---------------    ------------------
         Net increase in net assets
              resulting from operations.......................             665,231          1,084,930                16,957
                                                                  ----------------    ---------------    ------------------

Dividends to shareholders from:
     Net investment income....................................            (450,503)          (698,466)              (10,762)
     In excess of net investment income.......................                  --                 --                    --
     Net realized gain on investments.........................                  --                 --                    --
                                                                  ----------------    ---------------    ------------------
         Total Dividends......................................            (450,503)          (698,466)              (10,762)
                                                                  ----------------    ---------------    ------------------

Share Transactions:
     Net proceeds from sale of shares.........................           3,374,127          3,442,357               860,362
     Issued to shareholders in reinvestment of dividends......             450,467            698,466                10,762
     Costs of shares repurchased..............................            (576,175)        (1,884,226)              (31,796)
                                                                  ----------------    ---------------    ------------------
         Net increase from share transactions.................           3,248,419          2,256,597               839,328
                                                                  ----------------    ---------------    ------------------
         Net increase in net assets...........................           3,463,147          2,643,061               845,523
                                                                  ----------------    ---------------    ------------------

NET ASSETS at end of period (including line A)................    $     17,920,273    $    14,457,126    $        1,095,523
                                                                  ================    ===============    ==================

(A) Undistributed net investment income.......................    $          5,003    $         4,934    $                4
                                                                  ================    ===============    ==================

OTHER INFORMATION:
Share Transactions:
     Sold.....................................................             325,676            338,747                85,109
     Issued to shareholders in reinvestment of dividends......              43,465             69,508                 1,063
     Repurchased..............................................             (55,702)          (188,923)               (3,137)
                                                                  ----------------    ---------------    ------------------
         Net increase in shares outstanding...................             313,439            219,332                83,035
                                                                  ================    ===============    ==================

--------------------------------------------------
(1) The Fund commenced operations on March 3, 1998.
(a) Amount represents initial seed money.

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Money Market Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period

                                                 Six months
                                                   ended                           Years ended December 31,
                                               June 30, 1998      -------------------------------------------------------
                                                (unaudited)          1997        1996        1995       1994      1993(1)
                                               -------------      -------     -------     -------     -------     -------
Net Asset Value, Beginning of Period .......         $  1.00      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                     -------      -------     -------     -------     -------     -------
Income from Investment Operations:
   Net investment income (A) ...............            0.03         0.05        0.05        0.05        0.04        0.03
   Net realized and unrealized
     gain (loss) on investments ............              --           --          --          --          --          --
                                                     -------      -------     -------     -------     -------     -------
     Total from Investment Operations ......            0.03         0.05        0.05        0.05        0.04        0.03
                                                     -------      -------     -------     -------     -------     -------
Less Dividends:
   Dividends from net investment income ....           (0.03)       (0.05)      (0.05)      (0.05)      (0.04)      (0.03)
   Dividends from net realized capital gains              --           --          --          --          --          --
                                                     -------      -------     -------     -------     -------     -------
     Total Dividends .......................           (0.03)       (0.05)      (0.05)      (0.05)      (0.04)      (0.03)
                                                     -------      -------     -------     -------     -------     -------
Net increase (decrease) in net asset value..              --           --          --          --          --          --
                                                     -------      -------     -------     -------     -------     -------
Net Asset Value, End of Period .............         $  1.00      $  1.00     $  1.00     $  1.00     $  1.00     $  1.00
                                                     =======      =======     =======     =======     =======     =======

Total Return ...............................            2.60%**      4.99%       4.91%       5.38%       3.89%       2.74%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........         $16,402      $15,330     $16,295     $17,925     $13,276     $10,864
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ..................            5.03%*       4.88%       4.80%       5.25%       3.85%       3.00%*
   Operating expenses including
     reimbursement/waiver ..................            0.58%*       0.67%       0.60%       0.63%       0.42%       0.13%*
   Operating expenses excluding
     reimbursement/waiver ..................            1.02%*       1.12%       1.02%       1.11%       1.21%       2.00%*

-------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on February 2, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1998 (unaudited), the years ended December 31, 1997, 1996, 1995 and 1994 and for the period ended December 31, 1993 was $0.02, $0.05, $0.05, $0.05, $0.03 and $0.01, respectively.

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Equity Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period

                                            Six months
                                               ended                         Years ended December 31,
                                           June 30, 1998   --------------------------------------------------------
                                            (unaudited)      1997         1996       1995         1994      1993(1)
                                           -------------   -------     -------      -------     -------     -------
Net Asset Value, Beginning of Period ........    $ 19.68   $ 15.58     $ 12.99      $ 10.40     $ 10.25     $ 10.00
                                                 -------   -------     -------      -------     -------     -------
Income from Investment Operations:
   Net investment income (A) ................       0.13      0.21        0.19         0.18        0.20        0.16
   Net realized and unrealized
     gain on investments ....................       2.07      4.10        2.59         2.59        0.15        0.25
                                                 -------   -------     -------      -------     -------     -------
     Total from Investment Operations .......       2.20      4.31        2.78         2.77        0.35        0.41
                                                 -------   -------     -------      -------     -------     -------
Less Dividends:
   Dividends from net investment income .....      (0.12)    (0.21)      (0.19)       (0.18)      (0.20)      (0.16)
   Dividends from net realized capital gains          --        --          --           --          --          --
                                                 -------   -------     -------      -------     -------     -------
     Total Dividends ........................      (0.12)    (0.21)      (0.19)       (0.18)      (0.20)      (0.16)
                                                 -------   -------     -------      -------     -------     -------

Net increase in net asset value .............       2.08      4.10        2.59         2.59        0.15        0.25
                                                 -------   -------     -------      -------     -------     -------
Net Asset Value, End of Period ..............    $ 21.76   $ 19.68     $ 15.58      $ 12.99     $ 10.40     $ 10.25
                                                 =======   =======     =======      =======     =======     =======

Total Return ................................      11.19%**  27.74%      21.49%       26.76%       3.47%       4.15%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...........    $84,000   $69,863     $46,242      $30,826     $19,391     $12,909
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ...................       1.23%*    1.20%       1.34%        1.55%       2.06%       2.23%*
   Operating expenses including
     reimbursement/waiver ...................       1.06%*    1.08%       1.10%        1.21%       0.71%       0.20%*
   Operating expenses excluding
     reimbursement/waiver ...................       1.06%*    1.08%       1.10%        1.24%       1.42%       2.60%*
Portfolio Turnover Rate .....................          5%**      1%          8%           3%          2%          5%**

-----------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on January 11, 1993.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1998 (unaudited), the years ended December 31, 1997, 1996, 1995 and 1994 and for the period ended December 31, 1993 was $0.13, $0.21, $0.19, $0.18, $0.13 and $(0.02), respectively.

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Growth and Income Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout The Period

                                                                                Period ended
                                                                              June 30, 1998(1)
                                                                                 (unaudited)
                                                                              ----------------
Net Asset Value, Beginning of Period.........................................           $10.00
                                                                                    ----------
Income from Investment Operations:
   Net investment income (A).................................................             0.05(2)
   Net realized and unrealized gain (loss) on investments....................            (0.01)
                                                                                     ---------
     Total from Investment Operations........................................             0.04
                                                                                     ---------
Less Dividends:
   Dividends from net investment income......................................            (0.03)
   Dividends from net realized capital gains.................................               --
                                                                                     ---------
     Total Dividends.........................................................            (0.03)
                                                                                     ---------
Net increase (decrease) in net asset value...................................             0.01
                                                                                     ---------
Net Asset Value, End of Period...............................................           $10.01
                                                                                     =========

Total Return ................................................................             0.36%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)............................................           $3,840
Ratios to average net assets:
   Net investment income including reimbursement/waiver......................             1.64%*
   Operating expenses including reimbursement/waiver.........................             1.50%*
   Operating expenses excluding reimbursement/waiver.........................             4.36%*
Portfolio Turnover Rate......................................................               38%**

---------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on March 4, 1998.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Adminstrator for the period ended June 30, 1998 (unaudited) was $(0.04).

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Small Company Growth Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout The Period

                                                                                    Period ended
                                                                                  June 30, 1998(1)
                                                                                     (unaudited)
                                                                                  ----------------
Net Asset Value, Beginning of Period.........................................              $ 10.00
                                                                                       -----------
Income from Investment Operations:
   Net investment income (A).................................................                 0.01
   Net realized and unrealized gain (loss) on investments....................                (0.62)
                                                                                       -----------
     Total from Investment Operations........................................                (0.61)
                                                                                       -----------
Less Dividends:
   Dividends from net investment income......................................                (0.01)
   Dividends from net realized capital gains.................................                   --
                                                                                       -----------
     Total Dividends.........................................................                (0.01)
                                                                                       -----------
Net (decrease) in net asset value............................................                (0.62)
                                                                                       -----------
Net Asset Value, End of Period...............................................              $  9.38
                                                                                       ===========

Total Return ................................................................                (6.08)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)............................................              $   638
Ratios to average net assets:
   Net investment income including reimbursement/waiver......................                 0.42%*
   Operating expenses including reimbursement/waiver.........................                 1.60%*
   Operating expenses excluding reimbursement/waiver.........................                15.51%*
Portfolio Turnover Rate......................................................                   14%**

----------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on April 17, 1998.
(A) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Adminstrator for the period ended June 30, 1998 (unaudited) was $(0.32).

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Columbia Real Estate Equity Fund II
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout The Period

                                                                              Period ended
                                                                              June 30, 1998
                                                                               (unaudited)
                                                                              -------------
Net Asset Value, Beginning of Period...................................              $10.00
                                                                              -------------
Income from Investment Operations:
   Net investment income (A)...........................................                0.09
   Net realized and unrealized gain (loss) on investments..............               (0.18)
                                                                              -------------
     Total from Investment Operations..................................               (0.09)
                                                                              -------------

Less Dividends:
   Dividends from net investment income................................               (0.04)
   Dividends from net realized capital gains...........................                  --
                                                                              -------------
     Total Dividends...................................................               (0.04)
                                                                              -------------
Net (decrease) in net asset value......................................               (0.13)
                                                                              -------------
Net Asset Value, End of Period.........................................              $ 9.87
                                                                              =============

Total Return ..........................................................               (0.93)%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)......................................              $  610
Ratios to average net assets:
   Net investment income including reimbursement/waiver................                4.26%*
   Operating expenses including reimbursement/waiver...................                1.70%*
   Operating expenses excluding reimbursement/waiver...................               16.91%*
Portfolio Turnover Rate................................................                   3%**
-------------------------------------------------------------------------------------------

*   Annualized
**  Not Annualized
(1) The Fund commenced operations on March 3, 1998.
(A) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Adminstrator for the period ended June 30, 1998 (unaudited) was $(0.23).

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Asset Allocation Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period

                                             Six months
                                                ended                        Years ended December 31,
                                            June 30, 1998    ---------------------------------------------------------
                                             (unaudited)       1997         1996       1995        1994       1993(1)
                                            -------------    -------      -------     -------     -------     -------
Net Asset Value, Beginning of Period .......      $ 14.54    $ 13.37      $ 12.38     $  9.80     $ 10.33     $ 10.00
                                                  -------    -------      -------     -------     -------     -------
Income from Investment Operations:
   Net investment income (A) ...............         0.20       0.40         0.30        0.28        0.31        0.18
   Net realized and unrealized
     gain (loss) on investments ............         1.12       2.11         1.53        2.58       (0.53)       0.35
                                                  -------    -------      -------     -------     -------     -------
     Total from Investment Operations ......         1.32       2.51         1.83        2.86       (0.22)       0.53
                                                  -------    -------      -------     -------     -------     -------
Less Dividends:
   Dividends from net investment income ....        (0.19)     (0.40)       (0.30)      (0.28)      (0.31)      (0.18)
   Dividends from net realized capital gains        (0.07)     (0.94)       (0.54)         --          --       (0.02)
                                                  -------    -------      -------     -------     -------     -------
     Total Dividends .......................        (0.26)     (1.34)       (0.84)      (0.28)      (0.31)      (0.20)
                                                  -------    -------      -------     -------     -------     -------
Net increase (decrease) in net asset value .         1.06       1.17         0.99        2.58       (0.53)       0.33
                                                  -------    -------      -------     -------     -------     -------
Net Asset Value, End of Period .............      $ 15.60    $ 14.54      $ 13.37     $ 12.38     $  9.80     $ 10.33
                                                  =======    =======      =======     =======     =======     =======

Total Return ...............................         9.12%**   19.03%       14.64%      29.42%      (2.15)%      5.33%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ..........      $62,818    $42,535      $24,114     $17,246     $10,572     $11,800
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ..................         2.82%*     2.90%        2.31%       2.54%       3.02%       3.01%*
   Operating expenses including
     reimbursement/waiver ..................         1.09%*     1.19%        1.33%       1.37%       0.78%       0.26%*
   Operating expenses excluding
     reimbursement/waiver ..................         1.09%*     1.25%        1.33%       1.54%       1.68%       3.11%*
Portfolio Turnover Rate ....................           50%**      74%          45%         46%         28%         10%**

------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on February 6, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1998 (unaudited), for the years ended December 31, 1997, 1996, 1995 and 1994 and for the period ended December 31, 1993 was $0.20, $0.39, $0.30, $0.26, $0.22 and $0.01, respectively.

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

High Quality Bond Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period

                                             Six months
                                                ended                          Years ended December 31,
                                            June 30, 1998     --------------------------------------------------------
                                             (unaudited)        1997         1996        1995        1994      1993(1)
                                            -------------     -------      -------     -------     -------     -------
Net Asset Value, Beginning of Period ........     $ 10.31     $  9.99      $ 10.37     $  8.97     $ 10.11     $ 10.00
                                                ---------     -------      -------     -------     -------     -------
Income from Investment Operations:
   Net investment income (A) ................        0.29        0.58         0.58        0.57        0.56        0.47
   Net realized and unrealized
     gain (loss) on investments .............        0.14        0.32        (0.38)       1.40       (1.14)       0.12
                                                ---------     -------      -------     -------     -------     -------
     Total from Investment Operations .......        0.43        0.90         0.20        1.97       (0.58)       0.59
                                                ---------     -------      -------     -------     -------     -------
Less Dividends:
   Dividends from net investment income .....       (0.29)      (0.58)       (0.58)      (0.57)      (0.56)      (0.47)
   Dividends from net realized capital gains           --          --           --          --          --       (0.01)
                                                ---------     -------      -------     -------     -------     -------
     Total Dividends ........................       (0.29)      (0.58)       (0.58)      (0.57)      (0.56)      (0.48)
                                                ---------     -------      -------     -------     -------     -------
Net increase (decrease) in net asset value ..        0.14        0.32        (0.38)       1.40       (1.14)       0.11
                                                ---------     -------      -------     -------     -------     -------
Net Asset Value, End of Period ..............     $ 10.45     $ 10.31      $  9.99     $ 10.37     $  8.97     $ 10.11
                                                =========     =======      =======     =======     =======     =======

Total Return                                         4.26%**     9.36%        1.57%      22.55%      (5.85)%      6.04%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) ...........     $17,920     $14,457      $11,814     $11,067     $ 8,012     $ 9,802
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ...................        5.71%*      5.82%        5.78%       5.86%       5.90%       5.30%*
   Operating expenses including
     reimbursement/waiver ...................        0.57%*      0.77%        0.72%       0.80%       0.57%       0.22%*
   Operating expenses excluding
     reimbursement/waiver ...................        1.15%*      1.44%        1.38%       1.57%       1.63%       2.92%*
Portfolio Turnover Rate .....................         113%**      160%         132%         21%         32%          7%**

---------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on January 21, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1998 (unaudited), for the years ended December 31, 1997, 1996, 1995 and 1994 and for the period ended December 31, 1993 was $0.26, $0.51, $0.51, $0.50, $0.46 and $0.23, respectively.

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Columbia High Yield Fund II
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout The Period

                                                               Period ended
                                                               June 30, 1998
                                                                (unaudited)
                                                               -------------
Net Asset Value, Beginning of Period........................          $10.00
                                                               -------------
Income from Investment Operations:
   Net investment income (A)................................            0.16
   Net realized and unrealized gain (loss) on investments...            0.14
                                                               -------------
     Total from Investment Operations.......................            0.30
                                                               -------------
Less Dividends:
   Dividends from net investment income.....................           (0.16)
   Dividends from net realized capital gains................              --
                                                               -------------
     Total Dividends........................................           (0.16)
                                                               -------------
Net increase in net asset value.............................            0.14
                                                               -------------
Net Asset Value, End of Period..............................          $10.14
                                                               =============
Total Return ...............................................            3.01**

Ratios/Supplemental Data:
Net Assets, End of Period (000's)...........................          $1,096
Ratios to average net assets:
   Net investment income including reimbursement/waiver.....            5.54%*
   Operating expenses including reimbursement/waiver........            1.60%*
   Operating expenses excluding reimbursement/waiver........           10.51%*
Portfolio Turnover Rate.....................................              14%**

------------------------------------------------------------------------------
*   Annualized
**  Not Annualized
(1) The Fund commenced operations on March 3, 1998.
(A) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Adminstrator for the period ended June 30, 1998 (unaudited) was $(0.09).

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)


1. Organization

   The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, for the purpose of providing a vehicle for the investment of assets of various separate accounts established to fund variable annuity contracts and variable life insurance policies. Currently, shares of the Trust are offered only to separate accounts in connection with variable annuity contracts issued by American Skandia Life Assurance Corporation and its affiliated life assurance companies. The accompanying financial statements and financial highlights are those of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II (individually a "Fund,"collectively, the "Funds"), the eight managed investment portfolios offered by the Trust as of the date of this report.

2. Significant Accounting Policies

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

   Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sales price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

   Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market Fund, High Quality Bond Fund and Columbia High Yield Fund II, and declared and paid quarterly with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Fund II, and Asset Allocation Fund. Net realized capital gains, if any, are distributed at least annually.

   Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded.

   Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

THE GALAXY
VIP FUND

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

3. Investment Advisory, Administration and Other
   Related Party Transactions

   The Trust has entered into separate investment advisory agreements with Fleet Investment Advisors Inc. (Fleet) and Columbia Managament Co. ("Columbia"). Fleet and Columbia (the "Investment Advisors") are indirect wholly-owned subsidiaries of Fleet Financial Group, Inc. Under the terms of its agreement with the Trust, Fleet provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentage of average daily net asset value: 0.40% for the Money Market Fund, 0.75% for the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds and 0.55% for the High Quality Bond Fund. Under the terms of its agreement with the Trust, Columbia provides services for a fee computed daily and paid monthly at an annual rate based upon the following percentage of average daily net asset value: 0.75% for the Columbia Real Estate Equity Fund II and 0.60% for the Columbia High Yield Fund II (see Note 4).

   The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. In addition, Investor Services Group also provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, Investor Services Group compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

  First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, acts as the exclusive distributor of the Trust's shares.

  Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisors serves as an officer, trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a trustee of the Trust, Galaxy and Galaxy II an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and Galaxy II, based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

   Expenses for the six months ended June 30, 1998 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. Waiver of Fees and Reimbursement of Expenses

   The Investment Advisors and Administrator may voluntarily waive all or a portion of the fees payable to them by the Funds. The Investment Advisors and Administrator may, at their discretion, revise or discontinue the voluntary limitations at any time.

   For the period ended June 30, 1998, Fleet and the Administrator voluntarily waived advisory, fund accounting and custody fees as follows:

                         Fees waived by       Fees waived by
Fund                          Fleet            Administrator
------------------------------------------------------------
Money Market                    $19,343              $14,777
High Quality Bond                31,539               14,777

   The Investment Advisors may, from time to time agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the period ended June 30, 1998, the Investment Advisors agreed to reimburse the Growth and Income Fund, the Small Company Growth Fund, the Columbia High Yield Fund II and the Columbia Real Estate Equity Fund II in the amounts of $14,960, $12,056, $18,229 and $17,324, respectively.

THE GALAXY
VIP FUND

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

5. Shares of Beneficial Interest

   The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into eight classes of shares including: Class A - Money Market Fund; Class B - Equity Fund; Class C - Asset Allocation Fund; Class D - High Quality Bond Fund; Class E - Small Company Growth Fund; Class F - Growth and Income Fund; Class G - Columbia Real Estate Equity Fund II; and Class H - Columbia High Yield Fund II. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

6. Purchases and Sales of Securities

   The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 1998 were as follows:

                                             Purchases                            Sales
                                             ---------                            -----
  Fund                                 Other        Government            Other             Government
-------------------------------------------------------------------------------------------------------
Equity                           $    5,027,436   $          --      $   3,043,968       $           --
Growth and Income                     4,389,417              --            894,043                   --
Small Company Growth                    603,306              --             61,178                   --
Columbia Real Estate Equity II          593,299              --             10,083
Asset Allocation                     19,926,531      17,980,727          7,021,915           15,599,404
High Quality Bond                     6,460,386      14,264,263          4,836,840           12,596,568
Columbia High Yield II                1,131,632              --             81,882                   --

   The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a federal income tax basis, at June 30, 1998 for each Fund is as follows:

  Fund                          Appreciation     (Depreciation)              Net              Cost
-------------------------------------------------------------------------------------------------------
Equity                          $   32,864,344     $ (526,860)       $    32,337,484     $   52,261,304
Growth and Income                      105,938       (129,101)               (23,163)         4,087,671
Small Company Growth                    24,362        (43,146)               (18,784)           661,003
Columbia Real Estate Equity II           8,091        (14,999)                (6,908)           697,599
Asset Allocation                     8,932,194       (519,725)             8,412,469         54,346,894
High Quality Bond                      525,138         (9,140)               515,998         17,210,258
Columbia High Yield II                   7,536         (2,361)                 5,175          1,074,348

7. Capital Loss Carryforward

   At December 31, 1997, the Funds had capital loss carry forwards as follows:

  Fund                      Amount            Expiration
  ----                      ------            ----------
  Money Market            $     74               2002
                                29               2003

  Equity                    93,725               2002
                            17,469               2003
                            99,373               2004

  High Quality Bond         50,568               2002
                            26,958               2003
                           159,052               2004

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



[Back Cover]

GALAXY
VIP FUND

4400 Computer Drive
Box 5108
Westborough, MA 01581-5108


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  NORTH READING, MA




FN-245 8/98